                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          DANKA BUSINESS SYSTEMS PLC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

[DANKA LOGO]

                           DANKA BUSINESS SYSTEMS PLC
                      Masters House, 107 Hammersmith Road
                             London W14 0QH England

                                                             September 24, 1999

      TO HOLDERS OF ORDINARY SHARES AND AMERICAN DEPOSITARY SHARES OF DANKA BUSINESS SYSTEMS PLC (THE "COMPANY") AND, FOR INFORMATIONAL PURPOSES ONLY, HOLDERS OF OPTIONS TO ACQUIRE ORDINARY SHARES AND HOLDERS OF OPTIONS TO ACQUIRE AMERICAN DEPOSITARY SHARES.

      Holders of Ordinary Shares are cordially invited to attend the Company's 1999 Annual General Meeting (the "Meeting"). The Meeting will be held on Monday, October 18, 1999 at 3:30 p.m. (local time) at the Royal Garden Hotel, 2-24 Kensington High Street, London W8 4PT.

      The Notice of the Annual General Meeting and the Proxy Statement on the following pages cover the formal business of the Meeting, which includes resolutions proposing (1), (2), (3), (4), (5) and (6) reelection of Directors;
(7) re-appointment of the Company's Auditors; (8) authorizations for the Directors to allot Ordinary Shares; (9) authorizations to disapply pre-emption rights; (10) authorization for purchase by the Company of its own shares; (11) approval of the Company's amended U.S. Profit Sharing Plan, established under
Section 401 (k) of the U.S. Internal Revenue Code, to permit the Company to match employee contributions with shares of the Company stock; and (12) approval of the Company's 1999 Share Option Plan. We will also report on the progress of the Company and comment on matters of current interest. Your Directors believe that the above proposals are in the best interests of the Company and its shareholders and unanimously recommend that holders vote in favor of all of the resolutions. You will notice that the proxy materials are very comprehensive due to the necessity of the Company complying with securities law requirements in both the United Kingdom and United States.

      It is important that Ordinary Shares be represented at the Meeting. We ask that Ordinary Shareholders promptly sign, date and return the enclosed proxy card (at least 48 hours before the time fixed for the holding of the Meeting) to the Company's registrars, Computershare Services PLC, even if you plan to attend the Meeting. Returning your proxy card will not prevent a holder of Ordinary Shares from voting in person at the Meeting if they are present and choose to do so. Holders of American Depositary Shares should follow the special voting instructions provided by The Bank of New York as Depositary.

      Your Board of Directors and management look forward to greeting you at the Meeting.

                                          Sincerely,



                                          DAVID W. KENDALL
                                          Chairman

                           DANKA BUSINESS SYSTEMS PLC

                      ------------------------------------

                      NOTICE OF THE ANNUAL GENERAL MEETING
                            MONDAY, OCTOBER 18, 1999

                      ------------------------------------

      Notice is hereby given that the 1999 Annual General Meeting (the "Meeting") of Danka Business Systems PLC (the "Company") will be held at the Royal Garden Hotel, 2-24 Kensington High Street, London W8 4PT, on Monday, October 18, 1999 at 3:30 p.m. (local time) for the following purposes:

AGENDA

To consider and, if thought fit, approve the following ordinary resolutions:


 1. THAT David W. Kendall, whose term as a Director expires at the 1999 Annual General Meeting, be and hereby is re-elected to serve as Director of the Company in accordance with the Company's Articles of Association.

 2. THAT Larry K. Switzer, who was appointed as Director by the Board of Directors since the 1998 Annual General Meeting and whose appointment expires at the 1999 Annual General Meeting, be and hereby is re-elected to serve as Director of the Company in accordance with the Company's Articles of Association.

 3. THAT Brian L. Merriman, who was appointed as Director by the Board of Directors since the 1998 Annual General Meeting and whose appointment expires at the 1999 Annual General Meeting, be and hereby is re-elected to serve as Director of the Company in accordance with the Company's Articles of Association.

 4. THAT Michael B. Gifford, who was appointed as Director by the Board of Directors since the 1998 Annual General Meeting and whose appointment expires at the 1999 Annual General Meeting, be and hereby is re-elected to serve as Director of the Company in accordance with the Company's Articles of Association.

 5. THAT Richard C. Lappin, who was appointed as Director by the Board of Directors since the 1998 Annual General Meeting and whose appointment expires at the 1999 Annual General Meeting, be and hereby is re-elected to serve as Director of the Company in accordance with the Company's Articles of Association.

 6. THAT C. Anthony Wainwright, who was appointed as Director by the Board of Directors since the 1998 Annual General Meeting and whose appointment expires at the 1999 Annual General Meeting, be and hereby is re-elected to serve as Director of the Company in accordance with the Company's Articles of Association.

 7. THAT KPMG Audit Plc, Chartered Accountants and Registered Auditor, be and hereby are re-appointed to serve as the Company's Auditors until the conclusion of the 2000 Annual General Meeting, and that the Board of Directors of the Company or a duly appointed Committee thereof, be and hereby is authorized to fix the Auditors' remuneration.

 8. SPECIAL BUSINESS: To consider and, if thought fit, approve the following ordinary resolution:

      THAT the Directors be and hereby are generally and unconditionally authorized, in place of all existing authorities under Section 80 of the Companies Act 1985, as amended by the Companies Act 1989 (the "Companies Act"), to exercise all powers of the Company to allot relevant securities (within the meaning of Section 80 of the Companies Act) up to an aggregate nominal amount of (pound)950,282 (representing approximately thirty-three and one third percent (33 1/3%) of the issued share capital of the Company), provided that this authority shall expire on the earlier of the date of the 2000 Annual General Meeting of the Company or January 18, 2001, save that the Company may before such expiry make an offer or agreement which would or might require relevant securities to be allotted after such expiry, and the Board of Directors may allot relevant securities in pursuance of such an offer or agreement as if the authority conferred hereby had not expired.

 9. SPECIAL BUSINESS: To consider and, if thought fit, approve the following special resolution:

      THAT, subject to the passing of Resolution 8, the Directors be and hereby are generally and unconditionally authorized to exercise all powers of the Company to allot equity securities (within the meaning of Section 94(2) of the Companies Act 1985, as amended by the Companies Act 1989 (the "Companies Act")), as if Section 89(1) of the Companies Act did not apply to such allotment, provided that this authority shall:

      i) expire on the earlier of the date of the 2000 Annual General Meeting of the Company or January 18, 2001, save that the Directors may allot equity securities under this authority after the expiry thereof pursuant to any offer or agreement made by the Company on or before such expiry date pursuant to this authority as if such authority had not expired; and

      ii)   be limited to the allotment of equity securities:

            (a) in connection with a rights issue or any other pre-emptive offer concerning equity securities in the Company where it is, in the opinion of the Directors, necessary or expedient to allot equity securities otherwise than in accordance with
                  Section 89 of the Companies Act by reason of the rights attached to any shares or securities of the Company or in relation to fractional entitlements or legal or practical problems under the laws of or the requirements of any recognized regulatory body or stock exchange in any territory;

            (b) pursuant to the terms of any stock option plan or share option scheme or other plan for employees and/or executive or non-executive Directors approved by the Company in a general meeting, up to an aggregate nominal value of (pound)285,085; or

            (c) otherwise than pursuant to sub-paragraphs (a) and (b) above, up to an aggregate nominal value not exceeding
                  (pound)570,170.

10. SPECIAL BUSINESS: To consider, and, if thought fit, approve the following special resolution:

      THAT the Company is hereby generally and unconditionally authorized to make market purchases (within the meaning of Section 163 of the Companies Act 1985) of Ordinary Shares of 1.25 pence each in the capital of the Company with effect from the conclusion of this meeting provided that:

      (i) the maximum aggregate number of Ordinary Shares authorized to be purchased is 34,210,000 representing approximately 15% of the issued share capital of the Company as of March 31, 1999;

      (ii)  the minimum price which may be paid for each such Ordinary Share is
            1.25 pence;

      (iii) the maximum price (inclusive of expenses) which may be paid for each such Ordinary Share is an amount equal to 105 percent of the average of the middle market quotations as derived from The London Stock Exchange Daily Official List for the five business days immediately preceding the day on which such Ordinary Share is purchased;

      (iv) the Company may make a contract to purchase its Ordinary Shares under this authority prior to the expiry thereof, which will or may be executed wholly or partly after the expiry of such authority, and may make a purchase of its Ordinary Shares pursuant to any such contract; and

      (v) the purchase is made in compliance with all applicable governmental laws, rules and regulations.

      The authority herein will expire at the conclusion of the 2000 Annual General Meeting of the Company, or, if earlier, January 18, 2001.

11. SPECIAL BUSINESS: To consider and, if thought fit, approve the following ordinary resolution:

      (i) THAT the Danka Corporation 401(k) Profit Sharing Plan ("the Plan") be operated in the future on the basis that, upon an employing subsidiary making a cash contribution to the Plan ("a matching contribution"), Ordinary Shares of the Company may, at the discretion of the Company, be issued which will be converted into American Depositary Shares to be held by the Plan for the benefit of the employee for whom the matching contribution was paid, subject to the rules concerning the vesting of benefits set out in the Plan.

      (ii) THAT such Ordinary Shares can be issued to the Plan in respect of matching contributions that were due to be made but have not been made to the Plan since February 1999.

      (iii) THAT the Directors may be counted in the quorum and vote in respect of any matter connected with the Plan, notwithstanding that they may be interested in the same (except that no Director may be counted in the quorum or vote in respect of any matter solely concerning his own participation in the Plan).

12. SPECIAL BUSINESS: To consider and, if thought fit, approve the following ordinary resolution:

      THAT the Danka 1999 Share Option Plan for employees, officers and executive directors employed by the Company and its subsidiaries, materially in such form as described in and attached to the Company Proxy Statement for the Annual General Meeting as Appendix B, and in such final form as provided to the Meeting by the Chairman be and hereby is approved and the Directors be and are hereby authorized to do all such acts and things as may be necessary to carry the same into effect.

      Copies of contracts of service of the Directors and a register of Directors' interests kept by the Company are available for inspection at the registered office of the Company during normal working hours and will be available for inspection at the place of the Meeting during the Meeting and for at least fifteen (15) minutes prior to the Meeting.

      Holders of Ordinary Shares entitled to attend and vote at the Meeting may appoint a proxy to attend and, on a poll of such holders, to vote in their place. A proxy need not be a holder of Ordinary Shares of the Company. Every holder of Ordinary Shares who is entitled to vote and who is present or is represented by a proxy will have one (1) vote on a show of hands. If voting is by a poll, each holder of Ordinary Shares who is entitled to vote and who is present or is represented by a proxy will have one (1) vote for each Ordinary Share owned.

      To be entitled to attend and vote at the Meeting (and for the purpose of the determination by the Company of the number of votes they may cast), holders of Ordinary Shares must be entered on the Company's register of members by 3:30 p.m. on Saturday, October 16, 1999.


                                          By order of the Board of Directors




London, England                           Paul G. Dumond
September 24, 1999                        Secretary

      THIS PROXY STATEMENT IS FOR HOLDERS OF ORDINARY SHARES, HOLDERS OF AMERICAN DEPOSITARY SHARES ("ADSs") REPRESENTED BY AMERICAN DEPOSITARY RECEIPTS, AND, FOR INFORMATIONAL PURPOSES ONLY, HOLDERS OF OPTIONS TO ACQUIRE ORDINARY SHARES OR AMERICAN DEPOSITARY SHARES OF DANKA BUSINESS SYSTEMS PLC. THE PROXY STATEMENT CONTAINS INFORMATION REQUIRED UNDER REGULATION 14A UNDER THE SECURITIES EXCHANGE ACT OF 1934 OF THE UNITED STATES.

      THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. IF YOU HAVE ANY DOUBT AS TO THE ACTION YOU SHOULD TAKE, YOU SHOULD IMMEDIATELY CONSULT YOUR STOCKBROKER, BANK MANAGER, SOLICITOR/ATTORNEY, ACCOUNTANT OR OTHER PROFESSIONAL ADVISER AUTHORIZED UNDER THE FINANCIAL SERVICES ACT 1986 OF THE UNITED KINGDOM.

      IF YOU HAVE SOLD ANY OF YOUR ORDINARY SHARES IN DANKA BUSINESS SYSTEMS PLC, PLEASE SEND A COPY OF THIS DOCUMENT TO THE STOCKBROKER OR OTHER AGENT THROUGH WHOM THE SALE WAS EFFECTED FOR TRANSMISSION TO THE PURCHASER.


                           DANKA BUSINESS SYSTEMS PLC
                              107 HAMMERSMITH ROAD
                             LONDON W14 0QH ENGLAND
                      (REGISTERED IN ENGLAND NO. 1101386)




      PRELIMINARY                PROXY STATEMENT               PRELIMINARY

                                  INTRODUCTION



GENERAL

      This Proxy Statement is furnished by the Board of Directors of Danka Business Systems PLC (the "Company") in connection with the solicitation of specific voting instructions ("voting instructions") from holders of ADSs ("Holders of ADSs") and proxies ("proxies") from holders of Ordinary Shares ("Holders of Ordinary Shares") for voting at the Company's 1999 Annual General Meeting (the "Meeting"), which will be held at 3:30 p.m. (local time) on October 18, 1999 at the Royal Garden Hotel, 2-24 Kensington High Street, London, W8 4PT. For purposes of this Proxy Statement and related materials, the term "Shareholders" shall mean Holders of Ordinary Shares and Holders of ADSs. The approximate date on which this Proxy Statement and related materials has been first mailed to Shareholders is September 24, 1999.

      As of August 31, 1999, 228,067,865 Ordinary Shares of 1.25 pence each were issued and outstanding ("Ordinary Shares"), of which approximately eighty percent (80%) were held in the form of ADSs. Each ADS represents four Ordinary Shares.

      The cost of soliciting proxies and voting instructions will be borne by the Company. In addition to the use of the mails, proxies and voting instructions may be solicited personally or by telephone by employees of the Company. The Company does not expect to pay any compensation for the solicitation of proxies or voting instructions, but may reimburse brokers, The Bank of New York (the "Depositary") and other persons holding stock in their names, or in the names of nominees, for their expenses in sending proxy materials to their principals and obtaining their proxies and/or voting instructions.

      Prior to 1994, Holders of Ordinary Shares had adopted a resolution at each Annual General Meeting to receive and approve the Directors' Report and Accounts (financial information of the Company) prepared according to Generally Accepted Accounting Principles of the United Kingdom ("U.K. GAAP"), for that year and the report of the auditors thereon ("Report and Accounts"). Pursuant to the Companies Act 1985, as amended by the Companies Act 1989 (the "Companies Act"), it is no longer necessary for Holders of Ordinary Shares to approve the Report and Accounts. Because of the unnecessary cost and inconvenience to the Company that would be associated with such a vote due to the need for the Company to comply with various disclosure requirements pursuant to United States securities laws, the Company determined in 1994 not to propose such a resolution in conjunction with its annual general meeting. However, as required by the Companies Act, the 1999 Annual Report and Accounts prepared in accordance with U.K. GAAP will be presented at the Meeting and shareholders present at the Meeting may ask any questions relating thereto. Additionally, the U.K. Shareholders have received a copy of the 1999 Annual Report and Accounts in either the full or abbreviated formats, as they have so elected. U.S. Shareholders have received the Company's financial information prepared in accordance with United States Generally Accepted Accounting Principles ("U.S. GAAP") in their copy of the Company's 1999 Annual Report. U.S. Shareholders who would like a copy of the 1999 Annual Report and Accounts may contact the Company's registered office. Additionally, copies of relevant contracts of service of the Directors and a register of Directors' interests kept by the Company are available for inspection at the registered office of the Company during normal working hours and will be available for inspection at the place of the Meeting during the Meeting and for at least fifteen (15) minutes prior to the Meeting.

      In this Proxy Statement, references to "Company" are to Danka Business Systems PLC or to Danka Business Systems PLC and its directly and indirectly owned subsidiaries, as the context requires. In this Proxy Statement, references to "pounds," "pence" or "(pound)" are to United Kingdom currency, and references to "U.S. dollars" or "$" are to United States currency. Amounts that have been paid in currency of the United States are generally denominated herein in United States currency, and amounts that have been paid in currency of the United Kingdom are generally denominated herein in United Kingdom currency. Merely for convenience of the reader, the pound equivalent of the dollar at the Noon Buying Rate (as defined below) on March 31, 1999 was (pound)1.00 = $1.6140 and on August 31, 1999 was (pound)1.00 = $1.6086. The noon buying rate is the exchange rate in New York City for cable transfers in pounds sterling as certified for customs purposes by the Federal Reserve Bank of New York (the "Noon Buying Rate").

VOTING INSTRUCTIONS/HOLDERS OF ORDINARY SHARES

      Holders of Ordinary Shares entitled to attend and vote at the Meeting may appoint a proxy to attend and, on a poll of such holders, to vote in their place. A proxy need not be a Holder of Ordinary Shares of the Company. Every Holder of Ordinary Shares who is entitled to vote and who is present in person will have one (1) vote on a show of hands. If voting is by a poll, each Holder of Ordinary Shares who is entitled to vote and who is present in person or by a proxy will have one (1) vote for each Ordinary Share owned. An ordinary resolution requires the affirmative vote of a majority of the votes cast at the Meeting. A special resolution requires an affirmative vote of at least seventy-five percent (75%) of the votes cast at the Meeting. A form of proxy is enclosed which, to be effective, must be deposited with the Company's registrars, Computershare Services PLC, P.O. Box 82, Caxton House, Redcliffe Way, Bristol BS99 7YA England, at least forty-eight (48) hours before the time appointed for the holding of the Meeting.

      Any proxy delivered pursuant to this solicitation may be revoked, at the option of the person executing the proxy, at any time before it is exercised by submitting a later-dated proxy or by delivering a signed revocation in no specifically required form to the Company at least 48 hours before the Meeting, or by attending the Meeting in person and casting a ballot. If proxies are signed and returned without voting instructions, the Ordinary Shares represented by the proxies will be voted as the proxy deems fit. Ordinary Shares that are not voted by the Holders of Ordinary Shares or brokers entitled to vote them, due to abstention or failure to cast a ballot in person or by returning a signed proxy, will not be considered in the final tabulation.

VOTING INSTRUCTIONS/HOLDERS OF AMERICAN DEPOSITARY SHARES

      Holders of ADSs should complete and return the voting instructional form provided to them in their proxy materials by the Depositary in accordance with the terms provided thereon not later than October 11, 1999. The close of business on September 21, 1999 has been fixed as the record date for the determination of the Holders of ADSs entitled to provide voting instructions to the Depositary. The Company has the right to instruct the Depositary to give a discretionary proxy to a person designated by the Company to vote all Ordinary Shares represented by Holders of ADSs that have failed to timely file their voting instructional form with the Depositary.

      For purposes of the remainder of this document, the term "vote" shall mean either a vote by a Holder of Ordinary Shares or instructions to the Depositary by a Holder of ADSs, unless the context requires otherwise.

QUORUM

      A quorum is necessary to hold a valid shareholder meeting. A quorum comprises at least three holders of Ordinary Shares of record present in person or by proxy at the Meeting.

                                  RESOLUTIONS

RESOLUTIONS 1 (ORDINARY), 2 (ORDINARY), 3 (ORDINARY), 4 (ORDINARY), 5 (ORDINARY) AND 6 (ORDINARY): RE-ELECTION OF DIRECTORS

      The Articles of Association of the Company set the size of the Board of Directors at not less than two members. The Board currently consists of nine Directors who serve pursuant to the Company's Articles of Association. One third (1/3) of the Directors (excluding any directors who have been appointed by the Board of Directors since the previous annual general meeting, who must automatically seek re-election) are to retire at each Annual General Meeting.

      Pursuant to the Company's Articles of Association, David W. Kendall will retire at the Meeting.

      The Board of Directors recommends in Resolution 1 that Mr. Kendall be re-elected at the Meeting to serve as a Director. To accomplish the foregoing, the Board of Directors proposes adoption of the following resolution:

      Resolution 1:

      THAT David W. Kendall, whose term as a Director expires at the 1999 Annual General Meeting be and hereby is re-elected to serve as Director of the Company in accordance with the Company's Articles of Association.

      The Board of Directors has unanimously approved proposed Resolution 1 and recommends that you vote "FOR" its adoption. An affirmative vote of a majority of the votes cast at the Meeting will be required for adoption of the proposed resolution.

      Pursuant to the Company's Articles of Association, the terms of five of the Company's current Directors, Larry K. Switzer, Brian L. Merriman, Michael
B. Gifford, Richard C. Lappin and C. Anthony Wainwright, who were appointed by the Board of Directors since the last Annual General Meeting, expire at the Meeting.

      The Board of Directors recommends in Resolution 2 that Mr. Switzer be re-elected at the Meeting to serve as a Director. To accomplish the foregoing, the Board of Directors proposes adoption of the following Resolution:

      Resolution 2:

      THAT Larry K. Switzer, who was appointed as Director by the Board of Directors since the 1998 Annual General Meeting and whose appointment expires at the 1999 Annual General Meeting, be and hereby is re-elected to serve as Director of the Company in accordance with the Company's Articles of Association.

      The Board of Directors has unanimously approved proposed Resolution 2 and recommends that you vote "FOR" its adoption. An affirmative vote of a majority of the votes cast at the Meeting will be required for adoption of the proposed resolution.

      The Board of Directors recommends in Resolution 3 that Mr. Merriman be re-elected at the Meeting to serve as a Director. To accomplish the foregoing, the Board of Directors proposes adoption of the following Resolution:

      Resolution 3:

      THAT Brian L. Merriman, who was appointed as Director by the Board of Directors since the 1998 Annual General Meeting and whose appointment expires at the 1999 Annual General Meeting, be and hereby is re-elected to serve as Director of the Company in accordance with the Company's Articles of Association.

      The Board of Directors has unanimously approved proposed Resolution 3 and recommends that you vote "FOR" its adoption. An affirmative vote of a majority of the votes cast at the Meeting will be required for adoption of the proposed resolution.

      The Board of Directors recommends in Resolution 4 that Mr. Gifford be re-elected at the Meeting to serve as a Director. To accomplish the foregoing, the Board of Directors proposes adoption of the following Resolution:

      Resolution 4:

      THAT Michael B. Gifford, who was appointed as Director by the Board of Directors since the 1998 Annual General Meeting and whose appointment expires at the 1999 Annual General Meeting, be and hereby is re-elected to serve as Director of the Company in accordance with the Company's Articles of Association.

      The Board of Directors has unanimously approved proposed Resolution 4 and recommends that you vote "FOR" its adoption. An affirmative vote of a majority of the votes cast at the Meeting will be required for adoption of the proposed resolution.

      The Board of Directors recommends in Resolution 5 that Mr. Lappin be re-elected at the Meeting to serve as a Director. To accomplish the foregoing, the Board of Directors proposes adoption of the following Resolution:

      Resolution 5:

      THAT Richard C. Lappin, who was appointed as Director by the Board of Directors since the 1998 Annual General Meeting and whose appointment expires at the 1999 Annual General Meeting, be and hereby is re-elected to serve as Director of the Company in accordance with the Company's Articles of Association.

      The Board of Directors has unanimously approved proposed Resolution 5 and recommends that you vote "FOR" its adoption. An affirmative vote of a majority of the votes cast at the Meeting will be required for adoption of the proposed resolution.

      The Board of Directors recommends in Resolution 6 that Mr. Wainwright be re-elected at the Meeting to serve as a Director. To accomplish the foregoing, the Board of Directors proposes adoption of the following Resolution:

      Resolution 6:

      THAT C. Anthony Wainwright, who was appointed as Director by the Board of Directors since the 1998 Annual General Meeting and whose appointment expires at the 1999 Annual General Meeting, be and hereby is re-elected to serve as Director of the Company in accordance with the Company's Articles of Association.

      The Board of Directors has unanimously approved proposed Resolution 6 and recommends that you vote "FOR" its adoption. An affirmative vote of a majority of the votes cast at the Meeting will be required for adoption of the proposed resolution.

RESOLUTION 7 (ORDINARY): RE-APPOINTMENT OF AUDITORS

      At the Meeting, the Company is required, pursuant to Sections 384 and 385 of the Companies Act, to appoint auditors to serve until the conclusion of the Company's next Annual General Meeting and to set their remuneration. KPMG Audit Plc, Chartered Accountants and Registered Auditor ("KPMG") have served as the Company's Auditors for more than twenty (20) years. The Board of Directors recommends in Resolution 7 that KPMG be re-appointed to serve as the Company's Auditors until the conclusion of the next Annual General Meeting and that the Board of Directors be authorized to fix the Auditors' remuneration. To accomplish the foregoing, the Board of Directors proposes adoption of the following resolution:

      Resolution 7:

      THAT KPMG Audit Plc, Chartered Accountants and Registered Auditor, be and hereby are re-appointed to serve as the Company's Auditors until the conclusion of the 2000 Annual General Meeting, and that the Board of Directors of the Company, or a duly appointed Committee thereof, be and hereby is authorized to fix the Auditors' remuneration.

      The Board of Directors has unanimously approved proposed Resolution 7 and recommends that you vote "FOR" its adoption. An affirmative vote of a majority of the votes cast at the Meeting will be required for adoption of the proposed resolution. The Company expects representatives of KPMG to be present at the Meeting, have an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions at the Meeting.

RESOLUTIONS 8 (ORDINARY) AND 9 (SPECIAL): AUTHORITY TO ALLOT SHARES/PRE-EMPTIVE RIGHTS WAIVER

      The Board of Directors recognizes that there may be instances where it is desirable for the Company to be able to issue (allot) securities in connection with various matters without the prior specific consent of Holders of Ordinary Shares. Before the Board of Directors may exercise any such power to allot relevant securities, however, Section 80 of the Companies Act requires (with certain exceptions) that the Company authorize a general power at a general meeting. The Board of Directors, therefore, is seeking authority in Resolution 8 to allot securities up to an aggregate nominal amount of (pound)950,282 (representing approximately thirty-three and one third percent (33 1/3%) of the Company's present issued share capital) before the earlier of the date of its next Annual General Meeting or January 18, 2001(subject to extensions upon the occurrence of the events set forth below) for such purposes as desired in the discretion of the Directors. To accomplish the foregoing, the Board of Directors proposes adoption of the following resolution:

      Resolution 8:

      THAT the Directors be and hereby are generally and unconditionally authorized, in place of all existing authorities under Section 80 of the Companies Act 1985, as amended by the Companies Act 1989 (the "Companies Act"), to exercise all powers of the Company to allot relevant securities (within the meaning of Section 80 of the Companies Act) up to an aggregate nominal amount of (pound)950,282 (representing approximately thirty-three and one third percent (33 1/3%) of the issued share capital of the Company), provided that this authority shall expire on the earlier of the date of the 2000 Annual General Meeting of the Company or January 18, 2001, save that the Company may before such expiry make an offer or agreement which would or might require relevant securities to be allotted after such expiry, and the Board of Directors may allot relevant securities in pursuance of such an offer or agreement as if the authority conferred hereby had not expired.

      The Board of Directors has unanimously approved proposed Resolution 8 and recommends that you vote "FOR" its adoption. An affirmative vote of a majority of the votes cast at the Meeting will be required for adoption of the proposed resolution.

      Subject to the passing of proposed Resolution 8, the Board of Directors is seeking authority in Resolution 9 to issue Ordinary Shares for cash, other than effecting such issuance only after first offering the Ordinary Shares to existing Holders of Ordinary Shares pro-rata to their holdings ("pre-emptive rights"). Pursuant to Section 95 of the Companies Act, a special resolution of the Company is generally necessary (with some exceptions) to permit an allotment by Directors without providing the pre-emptive rights provided by
Section 89 of the Companies Act. Apart from other authority to the Directors permitting allotments, the power would be limited to the issuance of Ordinary Shares up to a maximum aggregate nominal amount of (pound)570,170 (representing approximately twenty percent (20%) of the Company's present issued share capital). This level of authority is consistent with the limitations placed on NASDAQ Stock Market's National Market companies to issue shares without further approval. The power that is sought by Resolution 9 would expire on the earlier of the date of the 2000 Annual General Meeting or January 18, 2001, (subject to extensions upon the occurrence of the events set forth below). To accomplish the foregoing, the Board of Directors proposes adoption of the following resolution:

      Resolution 9:

      THAT, subject to the passing of Resolution 8, the Directors be and hereby are generally and unconditionally authorized to exercise all powers of the Company to allot equity securities (within the meaning of Section 94(2) of the Companies Act 1985, as amended by the Companies Act 1989 (the "Companies Act")), as if Section 89(1) of the Companies Act did not apply to such allotment, provided that this authority shall:

      i) expire on the earlier of the date of the 2000 Annual General Meeting of the Company or January 18, 2001, save that the Directors may allot equity securities under this authority after the expiry thereof pursuant to any offer or agreement made by the Company on or before such expiry date pursuant to this authority as if such authority had not expired; and

      ii)   be limited to the allotment of equity securities:

            (a) in connection with a rights issue or any other pre-emptive offer concerning equity securities in the Company where it is, in the opinion of the Directors, necessary or expedient to allot equity securities otherwise than in accordance with
                  Section 89 of the Companies Act by reason of the rights attached to any shares or securities of the Company or in relation to fractional entitlements or legal or practical problems under the laws of or the requirements of any recognized regulatory body or stock exchange in any territory;

            (b) pursuant to the terms of any stock option plan or share option scheme or other plan for employees and/or executive or non-executive Directors approved by the Company in a general meeting, up to an aggregate nominal value of (pound)285,085; or

            (c) otherwise than pursuant to sub-paragraphs (a) and (b) above, up to an aggregate nominal value not exceeding
                  (pound)570,170.

      The Board of Directors has unanimously approved proposed Resolution 9 and recommends that you vote "FOR" its adoption. An affirmative vote of at least seventy-five percent (75%) of the votes cast at the Meeting will be required for adoption of the proposed resolution.

RESOLUTION 10 (SPECIAL): PURCHASE OF OWN SHARES

      Under Section 166 of the Companies Act, a company is required to obtain shareholder approval before it is able to buy back its own shares. The resolution must be subject to certain restrictions. The resolution as set out will enable the Company to buy back up to 34,210,000 Ordinary Shares representing approximately 15% of its issued share capital at the higher of the nominal value or the market value of the shares, as calculated from The London Stock Exchange Daily Official List of mid-market prices for the five days prior to the purchase. If this resolution is passed, the authority shall continue until the earlier of the date of the 2000 Annual General Meeting or January 18, 2001(subject to extensions upon the occurrence of the events set forth below). No purchases will be made unless the effect is expected to increase earnings per share and the Directors consider the purchases to be in the interests of shareholders generally.

      While there is no current plan to repurchase any shares, the Board of Directors believes maintaining such flexibility is beneficial to the Company. To accomplish the foregoing, the Board of Directors proposes adoption of the following resolution:

      Resolution 10:

      THAT the Company is hereby generally and unconditionally authorized to make market purchases (within the meaning of Section 163 of the Companies Act 1985) of Ordinary Shares of 1.25 pence each in the capital of the Company with effect from the conclusion of this meeting provided that:

            (i) the maximum aggregate number of Ordinary Shares authorized to be purchased is 34,210,000 representing approximately 15% of the issued share capital of the Company as of March 31, 1999;

            (ii) the minimum price which may be paid for each such Ordinary Share is 1.25 pence;

            (iii) the maximum price (inclusive of expenses) which may be paid for each such Ordinary Share is an amount equal to 105 percent of the average of the middle market quotations as derived from The London Stock Exchange Daily Official List for the five business days immediately preceding the day on which such Ordinary Share is purchased;

            (iv) the Company may make a contract to purchase its Ordinary Shares under this authority prior to the expiry thereof, which will or may be executed wholly or partly after the expiry of such authority, and may make a purchase of its Ordinary Shares pursuant to any such contract; and

            (v) the purchase is made in compliance with all applicable governmental laws, rules and regulations.

      The authority herein will expire at the conclusion of the 2000 Annual General Meeting of the Company, or, if earlier, January 18, 2001.

      The Board of Directors has unanimously approved proposed Resolution 10 and recommends that you vote "FOR" its adoption. An affirmative vote of at least seventy-five percent (75%) of the votes cast at the Meeting will be required for adoption of the proposed resolution.

RESOLUTION 11 (ORDINARY): ISSUE OF SHARES TO THE DANKA CORPORATION 401(k) PROFIT SHARING PLAN

      Danka Office Imaging Company ("Danka"), the Company's major U.S. subsidiary, has operated a 401(k) Profit Sharing Plan ("the Plan") for a number of years. This is a retirement plan open to virtually all U.S. employees with the relevant service requirement.

      Under the Plan, employees can contribute part of their pre-tax pay into an investment fund established by Danka. There has until February 1999 been a matching cash contribution by Danka. For the first 3% of pay contributed, Danka has matched dollar for dollar. For the next 3% of pay contributed, Danka has matched 50(cent) on the dollar. There is no matching contribution on contributions in excess of 6% of pay. Matching contributions to the 401(k) Plan by Danka have historically been at a level of approximately $10.0 million per annum.

      Danka is conscious that it is very common for matching employer contributions to be made to 401(k) profit sharing plans. Although Danka has temporarily stopped making matching contributions, this is not viable on a permanent basis without risking the goodwill of the U.S. workforce.

      Accordingly, it is proposed that matching employer contributions will be resumed, but on the basis that the matching contributions may, at the discretion of the Company, be used to subscribe for Ordinary Shares in the Company ("Shares") which will be converted into American Depositary Shares in the Company ("ADSs"). This approach would enable cash to be retained in the Company if considered appropriate at the time of the matching contribution. It is proposed that matching contributions will be made for the employee contributions made since February 1999 and that these contributions will be converted into ADSs.

      The issue price of the Shares will be the closing price on the last business day of the month. Therefore, any Company matching contribution in shares of stock will be valued each month using the closing price of the Shares on the last business day of each respective month. Since the issue of Shares will enable the Company to conserve cash, it is not considered appropriate to have a limit on the number of Shares that may be issued to the trustee of the Plan.

      It is currently intended that matching contributions in shares of stock will, as a minimum, be made in respect of the period from February 1999 to October 1999. By way of illustration the number of shares of stock which are required to match employee contributions in the period from February 1, 1999 to August 31, 1999 is approximately 1.2 million ADSs (Ordinary Share equivalent of
4.8 million).

      The Board of Directors is seeking your approval to issue Shares under the Plan in a move to reduce the cash costs of the Plan. A summary description of the Plan is attached to this Proxy Statement as Appendix A.

      The Board reserves the right up to the time of the Meeting to make such amendments and additions to the Plan as it may consider necessary or appropriate, provided that such amendments and additions do not conflict in any material respect with the summary set out above.

      To accomplish the foregoing, the Board of Directors proposes adoption of the following resolution:

      Resolution 11:

      (i) THAT the Danka Corporation 401(k) Profit Sharing Plan ("the Plan") be operated in the future on the basis that, upon an employing subsidiary making a cash contribution to the Plan ("a matching contribution"), Ordinary Shares of the Company may, at the discretion of the Company, be issued which will be converted into American Depositary Shares to be held by the Plan for the benefit of the employee for whom the matching contribution was paid, subject to the rules concerning the vesting of benefits set out in the Plan.

      (ii) THAT such Ordinary Shares can be issued to the Plan in respect of matching contributions that were due to be made but have not been made to the Plan since February 1999.

      (iii) THAT the Directors may be counted in the quorum and vote in respect of any matter connected with the Plan, notwithstanding that they may be interested in the same (except that no Director may be counted in the quorum or vote in respect of any matter solely concerning his own participation in the Plan).

      The Board of Directors has unanimously approved the proposed resolution 11 and recommends that you vote "FOR" its adoption. An affirmative vote of a majority of the votes cast at the Meeting will be required for adoption of the proposed resolution.

RESOLUTION 12 (ORDINARY): APPROVAL OF THE DANKA 1999 SHARE OPTION PLAN

      The Company is seeking approval by the Shareholders of The Danka 1999 Share Option Plan (the "1999 Plan").

      The Company currently has authority to grant options to its employees under the Danka 1996 Share Option Plan. This provided authority to allot up to 22,000,000 Ordinary Shares (equivalent to 5,500,000 American Depositary Shares) as a result of option exercises. This represents approximately 9.6% of the currently issued share capital. There are currently approximately 21 million Ordinary Shares under option under the 1996 plan, of which approximately one third (1/3) are at exercise prices substantially in excess of the current share price, following declines in the value of the Company's stock. In view of U.S. accounting rules, it is not proposed that these options should be cancelled and re-issued.

      The Board believes that it is important for the Company to be able to issue share options to attract and retain highly qualified individuals and are therefore proposing that a new share option plan should be approved by Shareholders which would allow for the issue of additional shares totaling up to approximately 5% of the Company's currently issued share capital.

      The following summary description of the proposed Danka 1999 Share Option Plan is qualified in its entirety by reference to the full text of the 1999 Plan which is attached to this Proxy Statement as Appendix B.

                            SUMMARY OF THE 1999 PLAN

      The 1999 Plan is intended to provide an opportunity to officers, executive directors and certain key employees of the Company and its subsidiaries, to acquire a proprietary interest in the Company. Such opportunity should provide an increased incentive for these individuals to contribute to the future success and prosperity of the Company, thus enhancing the value of the stock for the benefit of the shareholders, and increase the ability of the Company to attract and retain individuals of exceptional skill. Under the 1999 Plan, all employees of the Company are eligible, however it is anticipated that no more than 600 persons will be granted options under the plan.

      The 1999 Plan authorizes the granting of options to purchase American Depositary Shares or Ordinary Shares ("Options") which may, in the case of U.S. Option holders, be either Incentive Stock Options ("ISO") meeting the requirements of Section 422 of the Internal Revenue Code, or Non-Qualifying Options. The total number of Shares that may be issued under the 1999 Plan is 3,000,000 ADSs (equivalent to 12,000,000 Ordinary Shares), provided that no participant may be issued, under the 1999 Plan, in the aggregate in any five year period Options over more than 1,000,000 ADSs (equivalent to 4,000,000 Ordinary Shares). Options may not be granted under the 1999 Plan more than ten years after its adoption by shareholders. The 1999 Plan is structured in two parts. Part A provides for option grants in all of the countries in which the Company currently has operations. It is intended that Part B will be submitted to the U.K. Inland Revenue for approval and will allow for options up to an exercise value of (pound)30,000 per individual to be granted to U.K. based employees on a tax-efficient basis (in a similar manner to U.S. ISOs).

      The 1999 Plan will be administered by the Company's Human Resources Committee (the "Committee") consisting wholly of non-employee Directors of the Company qualifying as "disinterested" directors as defined pursuant to Regulations under the United States Securities Exchange Act of 1934. Upon the recommendation of management, the Committee will independently determine the persons to whom Options will be granted, the dates of grant, and the number of Shares to be subject to each Option. In the event of a change of control of the Company, the Options may be exercised immediately or rolled-over (exchanged) for options of the acquiring company. Options will be granted for a term of up to ten years, but generally may be exercised as to one-third of the number of Shares one year after the date of grant, the next one-third two years after the date of grant, and the final one-third three years after the date of grant. Options will generally terminate within 30 days following termination of employment or, in the event of death, cessation of employment through ill-health, injury, disability, retirement, or the employing company or business leaving the Danka group, within one year thereafter. An Option that lapses, terminates or is forfeited will be available for future grant. Options will not be transferable except by will or the laws of descent and distribution.

      Options may be granted to purchase Shares at a price per Share fixed by the Committee and generally at not less than the fair market value on the date of the grant. All Options available under the 1999 Plan are subject to adjustments that may be made for a merger, reorganization, stock dividend, stock split or other similar change affecting the number of outstanding Shares of the Company. The Board of Directors may amend or terminate the 1999 Plan in any manner and at any time, except that no such amendment or termination may adversely affect the rights of the Option holders of outstanding Options, without the Option holders' consent, nor may any amendment be made to the advantage of Option holders without the prior approval by ordinary resolution of the Shareholders of the Company in a general meeting (except for minor alterations to benefit the 1999 Plan administration or to obtain or maintain favorable tax, exchange of control or regulatory treatment of holders or any Shareholder).

      For purposes of U.S. Proxy requirements, the following description of the U.S. income tax consequences of the issuance and exercise of Options under the 1999 Plan to U.S. Option holders and the Company is being provided in this Proxy Statement. ISOs granted pursuant to the 1999 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422, or any successor section, of the Internal Revenue Code, as amended. If an optionee makes no disposition of the shares acquired pursuant to the exercise of an ISO within one year after the transfer of shares to such optionee and within two years from grant of the option, such optionee will realize no taxable income as a result of the grant or exercise of such option; any gain or loss that is subsequently realized may be treated as long-term capital gain or loss, as the case may be. (However, the optionee will recognize an item of tax preference in the amount of the difference between the fair market value of the shares received upon exercise and the exercise price for alternative minimum tax purposes.) Under these circumstances, the Company will not be entitled to a deduction for federal income tax purposes with respect to the issuance of such ISOs, the transfer of shares upon their exercise or the ultimate disposition of such shares.

      If shares subject to ISOs are disposed of prior to the expiration of the above time periods, the optionee will recognize ordinary income in the year in which the disqualifying disposition occurs, the amount of which will generally be the lesser of (i) the excess of the market value of the shares on the date of exercise over the option price; and (ii) the gain recognized on such disposition. Such amount will ordinarily be deductible by the Company for federal income tax purposes in the same year, provided that the Company satisfies certain federal income tax information reporting requirements. In addition, the excess, if any, of the amount realized on a disqualifying disposition over the market value of the shares on the date of exercise will be treated as capital gain.

      Non-Qualifying options may be granted under the 1999 Plan. An optionee who exercises a Non-Qualifying option will recognize as taxable ordinary income, at the time of exercise, an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. Such amount will ordinarily be deductible by the Company in the same year, provided that the Company satisfies certain federal income tax information reporting requirements.

      Section 162(m) of the U.S. Internal Revenue Code generally limits the Company's federal income tax deduction for compensation paid in any year to each of its chief executive officer and its four highest paid executive officers, other than its chief executive officer, to $1 million per year, to the extent that such compensation is not "performance based". Under U.S. tax regulations, a stock option will, in general, qualify as "performance based" compensation if (i) it has an exercise price of not less than the fair market value of the underlying stock on the date of grant, (ii) it is granted under a plan that limits the number of shares for which options may be granted to any participant during a specified period, which plan is approved by a majority of the stockholders entitled to vote thereon, and (iii) it is granted by a compensation committee consisting solely of at least two independent directors. If a stock option grant to an executive referred to above is not "performance based", the amount that would otherwise be deductible by the Company in respect of the grant of such option will be disallowed to the extent that the executive's aggregate non-performance based compensation in the relevant year exceeds $1 million.

      The U.S. income tax consequences of Option grants and exercises are complex and the above description is general in nature. The above description does not purport to be complete and is subject to changes in the U.S. income tax laws.

      The Directors reserve the right up to the time of the Meeting to make such amendments and additions as they may consider necessary or desirable, provided that such amendments and additions do not conflict in any material respect with the summary set out above.

      To accomplish the foregoing, the Board of Directors proposes adoption of the following resolution:

      Resolution 12:

      THAT the Danka 1999 Share Option Plan for employees, officers and executive directors employed by the Company and its subsidiaries, materially in such form as described in and attached to the Company Proxy Statement for the Annual General Meeting as Appendix B, and in such final form as provided to the Meeting by the Chairman be and hereby is approved and the Directors be and are hereby authorized to do all such acts and things as may be necessary to carry the same into effect.

      The Board of Directors has unanimously approved the proposed resolution 12 and recommends that you vote "FOR" its adoption. An affirmative vote of a majority of the votes cast at the Meeting will be required for adoption of the proposed resolution.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth certain information regarding the Directors and executive officers of the Company and its primary operating subsidiaries. The executive officers serve at the pleasure of the respective Boards of Directors.

NAME                      AGE                       POSITION(S)                    DIRECTOR'S ROTATION
------------------------------     --------------------------------------------    -------------------
David W. Kendall........   64      Director (3)                                            1999
Larry K. Switzer .......   56      Chief Executive Officer                                 1999
Brian L. Merriman.......   62      President and Chief Operating Officer                   1999
Michael B. Gifford......   63      Director (2)(3)                                         1999
Richard C. Lappin.......   55      Director (1)(3)                                         1999
Keith J. Merrifield.....   57      Director (1)                                            2000
J. Ernest Riddle........   57      Director (2)(3)                                         2000
C. Anthony Wainwright...   66      Director (1)(3)                                         1999
James F. White, Jr......   59      Director (2)                                            2000
Paul G. Dumond..........   44      Company Secretary                                         --
F. Mark Wolfinger.......   44      Executive Vice President and Chief Financial              --
                                   Officer
Martin G. St. Quinton...   41      Chief Executive, Danka International                      --
David P. Berg...........   38      Executive Vice President and General Counsel              --


(1)   Member of the Human Resources Committee.
(2)   Member of the Audit Committee.
(3)   Member of the Nominations Committee.


      DAVID W. KENDALL. Mr. Kendall was named Chairman of the Company in October 1998. Prior to Mr. Kendall's appointment as Chairman, he served the Company as a Director since July 1993. He is also Chairman of Whitecroft plc, a conglomerate, Ruberoid PLC, a manufacturer and supplier of building products, Celtic Energy Ltd., a Welsh coal mining company, Blagden Industries plc, a packaging company, Wagon plc, an engineering company, and a non-executive director of Gowrings plc, a motor distributor, all of which, with the exception of Celtic Energy Ltd, are publicly owned U.K. companies. Celtic Energy Ltd is a private company. Previously, Mr. Kendall has served as executive deputy chairman of British Coal, a coal mining company, chairman of Bunzl plc, a U.K. conglomerate, and chief executive of BP Oil Ltd., an oil refining and marketing company.

      LARRY K. SWITZER. Mr. Switzer joined the Company in September 1998 and currently serves as Chief Executive Officer and Director. Prior to his appointment as Chief Executive Officer in October 1998, Mr. Switzer served as the Company's Chief Financial Officer. Prior to joining the Company, Mr. Switzer served as Senior Executive Vice President and Chief Financial Officer of Fruit of the Loom, Inc. since 1994, where he was a member of both the Executive Committee and Board of Directors. Mr. Switzer has also previously served as Chief Financial Officer for Alco Standard Corporation and S.C. Johnson & Son, Inc.

      BRIAN L. MERRIMAN. Mr. Merriman joined the Company in July 1998 and was appointed to the Board of Directors in July 1999. Mr. Merriman was also appointed in July 1999 to serve as the President and Chief Operating Officer of Danka worldwide and is responsible for the sales, service and marketing activity of Danka's global operations. Prior to Mr. Merriman's appointment in July 1999, he served as President and Chief Operating Officer of Danka Americas, including the U.S., Canada and Latin America regions. Prior to joining the Company, Mr. Merriman served as Senior Vice President of the Electronic Imaging Division of Toshiba America Information Systems, Inc. since 1994. Mr. Merriman has also held several senior level positions with Savin Corporation and Konica Business Machines USA, Inc.

      MICHAEL B GIFFORD. Mr. Gifford was appointed as a Director in September 1999. From 1983 through 1996 Mr. Gifford was Group Chief Executive of the Rank Organisation Plc, a London based leisure and entertainment conglomerate and the joint venture partner for Xerox operations outside the Americas. During this period he served as the Rank representative on the Rank Xerox Board, and was also a director of Fuji Xerox, whose operations covered the Eastern Hemisphere. Mr. Gifford also served on the Board of English China Clays Plc from 1992 to 1999 and is currently a Director of The Gillette Company, a U.S. quoted global consumer products company.

      RICHARD C. LAPPIN. Mr. Lappin was appointed as a Director in September 1999. Mr. Lappin has been a Senior Managing Director at Blackstone Group since 1999. Prior to joining Blackstone, Mr. Lippin served as President of Farley Industries, which included West Point-Pepperell, Inc., Acme Boot Company Inc., Magnus Metals, Inc., and Fruit of the Loom, Inc., and President of Doehler-Jarvis and Southern Fastening Systems. Mr. Lappin has also held senior executive positions with Champion Spark Plug Company and RTE Corporation. Mr. Lappin currently serves as a director of American Axle and Collins & Aikman.

      KEITH J. MERRIFIELD. Mr. Merrifield was elected as a Director in January 1997. From 1975 through 1990, Mr. Merrifield was the Managing Director of Wellcome International, a division of the United Kingdom pharmaceutical company Wellcome plc. During this time Mr. Merrifield significantly developed Wellcome's pharmaceutical business in Asia, Africa and Eastern Europe. In 1990 Mr. Merrifield was appointed as Director of International Operations and in addition Director of Group Marketing worldwide in 1994. Mr. Merrifield also played a key role in the integration process following Glaxo's acquisition of Wellcome plc. Since resigning from Wellcome plc in June 1995, Mr. Merrifield has served as a director of British Biotech PLC, an innovative pharmaceutical company based in Oxford, England, and also Coats Viyella PLC, the largest textile company in the U.K.

      C. ANTHONY WAINWRIGHT. Mr. Wainright was appointed as a Director in September 1999. Since 1997, Mr. Wainright has served as Vice Chairman of McKinney & Silver, a North Carolina advertising agency and a unit of USWeb/CKS. From 1995 to 1997 Mr. Wainright was the Chairman of Harris Drury Cohen, a Ft. Lauderdale advertising agency. Prior to Harris Drury Cohen, Mr. Wainright was the Chairman of Compton Partners, Saatchi & Saatchi, an international advertising agency and subsidiary of Cordiant, PLC. Mr. Wainright also serves as a director of six public companies including, Advanced Polymer Systems, Inc., America Woodmark Corporation, Caribiner International, Del Webb Corporation, Gibson Greeting Cards, Inc. and Marketing Services Group Inc., and various private and charitable boards.

      J. ERNEST RIDDLE. Mr. Riddle was appointed as a Director in January 1998. From March 1997 to July 1999, Mr. Riddle was President and Chief Operating Officer of Norrell Services, Inc., an outsourcing information technology and staffing services company based in Atlanta, Georgia. Prior to joining Norrell, Mr. Riddle spent four years with Ryder System, Inc., a logistics and transportation group, primarily in marketing and sales, and was President of Ryder International from October 1995 to December 1996. Mr. Riddle also has considerable experience in the photocopier industry, having worked for Xerox Corporation from 1966 to 1992 where he held several executive positions including Vice President Marketing and Vice President Operations for the U.S. group, and Vice President Worldwide Marketing Operations and Vice President Marketing/Sales Director for Rank Xerox in London. Mr. Riddle serves as a trustee of Brevard College and is on the Board of the Visitors of the University of North Carolina.

      JAMES F. WHITE, JR. Mr. White has served the Company as a Director since July 1993. Since January 1996, he has served of counsel to the law firm of Shumaker, Loop & Kendrick, Toledo, Ohio. Mr. White served as an executive officer and director of Checkers Drive-In Restaurants, Inc. from January 1993 through December 1995, most recently as Vice Chairman of the Board and as a non-executive director of Arbor Health Care Company prior to its sale in November 1997. For more than 20 years prior to January 1993, Mr. White was a partner in the law firm of Shumaker, Loop & Kendrick. Mr. White is a director of numerous private companies.

      PAUL G. DUMOND. Mr. Dumond, who is a Chartered Accountant, has been the Company Secretary of the Company since March 1986. Mr. Dumond is also the owner and director of Nautilus Management Limited, a management services company, and a non-executive director of two publicly owned U.K. companies; Horace Small Apparel PLC, which formerly manufactured and distributed uniforms and Mid-

States PLC, which distributes auto parts. He was previously with Thomson McLintock, Chartered Accountants, now part of KPMG, following which he held the positions of finance manager and later finance director in the oil and gas industry.

      F. MARK WOLFINGER. Mr. Wolfinger joined the Company in August 1998 and currently serves as Executive Vice President and Chief Financial Officer. Prior to his appointment to Chief Financial Officer in December 1998, Mr. Wolfinger served as the President of the Company's Specialty Markets, including the Canada, Latin America and Omnifax divisions. Prior to joining the Company, Mr. Wolfinger served as Executive Vice President and Chief Financial Officer for Hollywood Entertainment Corporation since 1997. Mr. Wolfinger also served in a variety of roles at Metromedia Restaurant Group, Grand Metropolitan PLC and PepsiCo before joining Hollywood Entertainment Corporation.

      MARTIN G. ST. QUINTON. Mr. St. Quinton joined the Company in June 1993 upon the acquisition of Saint Group plc, the Company's first acquisition in Europe. Mr. St. Quinton was named Chief Executive, Danka International in September 1997, which position is responsible for the Company's sales, service, finance, marketing, wholesale and outsourcing operations throughout Europe. Prior to this appointment, Mr. St. Quinton supervised the development of the Company's European network. Mr. St. Quinton was Chief Executive and majority owner of Saint Group plc prior to its acquisition. Mr. St. Quinton will be leaving the Company by the end of October 1999.

      DAVID P. BERG. Mr. Berg joined the Company in July 1997 as Vice President and General Counsel to develop the Company's in-house legal department. Prior to joining the Company, Mr. Berg served as Senior Vice President, General Counsel and Secretary of Nordic Track, Inc. since 1994, where he had responsibility for the legal, business development and international divisions. Mr. Berg has also served in various capacities at BellSouth Corporation including general counsel roles in BellSouth's wireless data and computer services subsidiaries.

      The Articles of Association of the Company set the size of the Board of Directors at not less than two persons. The Board of Directors currently consists of nine members who serve pursuant to the Company's Articles of Association. One third (1/3) of the Directors are to retire and shall be eligible for re-election at each Annual General Meeting. In addition, Directors may be appointed by the Board of Directors, but Directors so appointed hold office only until the next Annual General Meeting of the Company, when they are eligible for re-election. Other than the service agreements that the Company has entered into with Mr. Kendall, Mr. Switzer and Mr. Merriman, as described in the "Report of the Human Resources Committee" section of this Proxy Statement, during fiscal 1999 there was no understanding regarding any executive officer or Director and the Company or any other person pursuant to which any executive officer or Director was, or is, to be elected or appointed to such position. No executive officer is related to any other executive officer or Director. The Board of Directors held 25 meetings (including conference calls) during fiscal 1999.

      The Nominations Committee, as it deems appropriate, makes recommendations to the full Board of Directors with respect to the size and composition of the Board and its committees and with respect to nominees for election as directors. The current members of the Nominations Committee are Messrs. Gifford, Kendall, Lappin, Riddle and Wainwright. The Nominations Committee met twice in fiscal 1999. The Nominations Committee will consider suggestions regarding candidates for election to the Board submitted by Shareholders in writing to the Secretary of the Company. With regard to the 2000 Annual General Meeting, any such suggestion must be received by the Secretary no later than the date by which Shareholder proposals for such annual general meeting must be received as described below under the heading "Shareholders Proposals for Presentation at the 2000 Annual General Meeting".

      The Company has an audit committee (the "Audit Committee") which is composed of Messrs. White, Gifford, and Riddle. The functions of the Audit Committee are to recommend annually to the Board of Directors the appointment of the independent public accountants (Chartered Accountants and Registered Auditor) of the Company, discuss and review the scope and the fees of the prospective annual audit, review the results thereof with the independent public accountants, review and approve nonaudit services of the independent public accountants, review compliance with existing major accounting and financial policies of the Company, review the adequacy of the financial organization of the Company, review management's procedures and policies relative to the adequacy of the Company's internal accounting control, monitor compliance with relevant laws relating to accounting practices and review and approve transactions, if any, with affiliated parties. The Audit Committee met nine times in fiscal 1999.

      The function of the Human Resources Committee, which is composed of Messrs. Merrifield, Lappin, and Wainwright, independent outside Directors, is to review and approve annual salaries and bonuses for executive Directors and certain officers and to review, approve and/or generally recommend to the Board of Directors the terms and conditions of periodic stock option grants and employee benefit plans or changes thereto. The Human Resources Committee met nine times in fiscal 1999.

      In fiscal 1999, each incumbent Director attended in excess of seventy-five percent (75%), collectively, of the meetings of the Board of Directors and of each committee of which he was a member.

SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

      The following table sets forth, as of August 31, 1999, information as to the beneficial ownership of the Company's Ordinary Shares or Ordinary Share equivalents (whether held in Ordinary Shares or ADSs, each ADS being equivalent to four Ordinary Shares), by (i) each person known to the Company as having beneficial ownership of more than five percent (5%) of the Company's equity securities, (ii) each Director, (iii) each "named executive officer" (as defined in Item 402(a) (3) of Regulation S-K under the Securities Exchange Act of 1934 (the "1934 Act") ("Named Executive Officer")), and (iv) all Directors and Executive Officers of the Company as a group.

                                                                                     SHARES BENEFICIALLY OWNED
NAME OF BENEFICIAL OWNER (1)                                                         AS OF AUGUST 31, 1999 (2)
------------------------------------------------------------    -------------------------------------------------------
                                                                     NUMBER OF               ADS
HOLDINGS OF GREATER THAN 5 PERCENT                              ORDINARY SHARES(12)       EQUIVALENT       PERCENT (12)
------------------------------------------------------------    -------------------    -----------------   ------------
Massachusetts Financial Services (3)                                18,400,000             4,600,000           8.1%
Wellington Management Company, LLP (4)                              16,000,000             4,000,000           7.0%
Prudential Corporation plc (5)                                      14,513,984             3,628,496           6.4%
Merrill Lynch Asset Management (6)                                  14,440,000             3,610,000           6.3%

HOLDINGS BY DIRECTORS AND EXECUTIVE OFFICERS
------------------------------------------------------------
David W. Kendall                                                        15,000                 3,750              *
Larry K. Switzer (7)                                                 1,266,667               316,667              *
Brian L. Merriman (8)                                                  933,332               233,333              *
Michael B. Gifford                                                       8,000                 2,000              *
Richard C. Lappin                                                       10,000                 2,500              *
Keith J. Merrifield                                                     15,000                 3,750              *
J. Ernest Riddle                                                        20,000                 5,000              *
C. Anthony Wainwright                                                       --                    --              *
James F. White, Jr.                                                     16,000                 4,000              *
F. Mark Wolfinger (9)                                                  666,668               166,667              *
Martin G. St. Quinton (10)                                           3,296,266               824,067           1.5%
David P. Berg (11)                                                     333,332                83,333              *
Daniel M. Doyle (13)                                                        --                    --              *

All Directors and executive Officers as a group (18 persons)         6,930,018             1,732,505           3.0%

----------------------------------------------------------------
(*)  Represents less than one percent (1%) of the share capital.
------------------------
[FN]
 (1) Except for Messrs. Wolfinger, St. Quinton, Berg and Doyle, all of the listed individuals are currently Directors of the Company. Messr. Switzer and Merriman are executive officers of the Company.

 (2) Except as otherwise indicated, all Ordinary Shares are held of record with sole voting and investment power.

 (3) Massachusetts Financial Services is a mutual fund organization. The address of Massachusetts Financial Services is 500 Boylston Street, Boston, Massachusetts 02116.

 (4) Wellington Management Company, LLP is a mutual fund organization. The address of Wellington Management Company, LLP is 75 State Street, 19th Floor, Boston, Massachusetts 02109.

 (5) Prudential Corporation plc is affiliated with Prudential Client (MSS) Nominees Ltd. The address of Prudential Corporation plc is 142 Holborn Bars, London EC1N 2NH England.

 (6) Merrill Lynch Asset Management is a mutual fund organization. The address of Merrill Lynch Asset Management is 800 Scudders Hill Road, Plainsboro, New Jersey 08536.

 (7) Includes options held by Mr. Switzer to purchase 306,667 ADSs (equivalent of 1,226,667 Ordinary Shares), all of which are currently exercisable.

 (8) Includes options held by Mr. Merriman to purchase 233,333 ADSs (equivalent of 933,332 Ordinary Shares), all of which are currently exercisable.

 (9) Includes options held by Mr. Wolfinger to purchase 166,667 ADSs (equivalent of 666,668 Ordinary Shares), all of which are currently exercisable.

(10) Includes options held by Mr. St. Quinton to purchase 563,333 Ordinary Shares (equivalent of 140,833 ADSs), all of which are currently exercisable.

(11) Includes options held by Mr. Berg to purchase 83,333 ADSs (equivalent of 333,332 Ordinary Shares), all of which are currently exercisable.

(12) Based on 228,067,865 Ordinary shares outstanding. Pursuant to the rules of the Securities and Exchange Commission, certain of the Ordinary Shares or ADSs, which a person has a right to acquire within 60 days of


[FN]
      the date hereof pursuant to the exercise of stock options or the conversion of the Company's convertible subordinated notes, are deemed to be outstanding for the purpose of computing the percentage ownership of such person but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(13) Mr. Doyle resigned as a Director and Chief Executive Officer of the Company in October 1998.

      On August 31, 1999, The Bank of New York, as depositary for the Company's ADS program, held 182,477,723 Ordinary Shares representing 80.0% of the issued share capital.

      The information contained in the following sections "Report of the Human Resources Committee" and "Performance Graph" is not deemed to be "Soliciting Material" or to be "Filed" with the SEC or subject to Regulation "14-A" under the 1934 Act, or to the liabilities of Section 18 of the 1934 Act.

                    REPORT OF THE HUMAN RESOURCES COMMITTEE


EXECUTIVE COMPENSATION

COMPENSATION PHILOSOPHY

      The guiding philosophy of Danka's executive compensation program is to:

a) provide an industry-competitive program with emphasis on incentive pay which links pay to performance, both long and short term;

b) ensure that executive compensation over time closely reflects long term shareholder return.

      Compensation of the Company's top executives is reviewed and approved by the Human Resources Committee which, during fiscal 1999, comprised three non-employee, independent directors including the Company's non-executive chairman, David W. Kendall. The Human Resources Committee has access, at its discretion, to compensation consultants and survey information on executive compensation in comparable companies. In determining the compensation of top executives, the generally accepted practices on executive compensation in the geographic markets in which they are principally based are taken into account.

COMPENSATION ELEMENTS

      There are three elements to the Company's executive compensation program:

      o  base salary, other benefits and relevant perquisites
      o  annual incentives
      o long term incentives - currently executive share options and stock appreciation rights

Base Salary

      Base salaries for senior executives are designed to be generally competitive with other companies in similar industries. Such companies include Xerox, Ikon Office Solutions, Pitney Bowes, Lexmark, Harris and Tech Data. Actual base salary levels vary from this target level based upon the potential impact of the individual executive on the Company, the skills and experience that the executive brings to the job and the individual's performance.

      Further details of other benefits and perquisites provided are given below.

Annual and long term incentives

      Annual incentive compensation for executives including the CEO is based on pre-established performance goals, including revenue and EBITDA targets of the Company. Certain executives are eligible for incentive compensation based on business unit operating performance. In addition, performance compensation may be earned for achievement of personal goals as approved by the Human Resources Committee. The maximum annual incentives for executives range from 50% to 200% of base salary based on performance metrics that are pre-determined or approved by the Committee.

      Long term incentive compensation mainly consists of the award of stock options. The number of stock options awarded to an executive is based on the executive's target option level, the targets being set as a range depending on staff grade and the individual's performance. Currently, neither the number of options previously granted to, nor the options currently held by, a potential recipient are considered when grants are awarded. Stock options are granted at the fair market value on the date of the grant, have a 10-year maximum term and in respect of options granted before July 1998 generally vest 100% three years after the date of the grant. Options issued since July 1998 may generally be exercised as to one-third of the number of shares one year after the date of grant, the next one-third two years after the date of grant, and the final one-third three years after the date of the grant (although certain options have been granted on different vesting terms).

One million dollar limit on deductibility

      Section 162(m) of the Internal Revenue Code limits the U.S. tax deduction the Company may claim for non-deferred compensation paid to its Chief Executive Officer or to any one of the other four executive officers named in the Summary Compensation Table in a single fiscal year to $1,000,000, unless the portion exceeding $1,000,000 qualifies as performance-based compensation under the U.S. tax laws. The Human Resources Committee has determined that it will make every reasonable effort, consistent with sound executive compensation principles and the needs of the Company, to ensure that all amounts paid to the Company's Chief Executive Officer or to any of the other Named Executive Officers in excess of $1,000,000 will qualify as performance-based pay and be deductible by the Company.

Other Benefits

      The Company may provide other benefits (including perquisites) to its senior executives in line with accepted practice in the geographic territories in which they are based. These include the use of an automobile or the provision of an automobile allowance, health insurance, life insurance, 401(k) plans and, in the case of executives based in Europe, Company pension schemes.

      The Company also established a Deferred Compensation Plan in fiscal 1997 for its U.S. based executives, which allows participants to defer all or a portion of their annual salary and/or bonus until the plan retirement age of
60. Upon retirement, each participant will receive their deferred balances in either a lump sum, or in annual installments over 5, 10 or 15 years. (See the table captioned "Summary Compensation Table".)

      The Company has purchased and holds whole life insurance policies on the lives of those executive officers participating in the Deferred Compensation Plan, to provide a source of funds available to satisfy its obligations under this plan.

CEO COMPENSATION

      Mr. Larry K Switzer was appointed interim Chief Executive Officer of the Company on October 23, 1998 having previously joined the Company on September 1, 1998 as Chief Financial Officer and Finance Director. Subsequently, in January 1999 his position as Chief Executive Officer was confirmed at which time his compensation arrangements were reviewed.

      Mr. Switzer's appointment as Chief Financial Officer followed the retirement of Mr. David Snell at the Company's 1998 Annual General Meeting. The appointment followed an executive search by outside consultants working under the direction of the Nominations Committee of the Board of Directors. His compensation arrangements were also advised upon by outside consultants and were designed to be aligned with the principles of executive compensation referred to above.

      On his appointment as Chief Financial Officer Mr. Switzer's salary was $500,000 per annum and he was entitled to a bonus of up to $250,000 which in future years was structured to be performance-dependent (based upon achievement of established corporate and individual objectives). In the year to March 31, 1999 this amount was guaranteed. Mr. Switzer was also paid an amount of $200,000 shortly after joining the Company, representing benefits forgone at his previous employer. In addition he was awarded options to acquire up to 80,000 American Depository Shares ("ADSs") in the Company at a price of $6.875 per ADS under the terms of the Company's 1996 Share Option Scheme, as subsequently amended.

      When Mr. Dan M. Doyle, the Company's former Chief Executive Officer, left the Company on October 23, 1998, the Human Resources and Nominations Committees reviewed the alternative candidates to take over the position. Given Mr. Switzer's considerable experience in the area of financial restructuring, as well as his previous experience in the industry, the members of the Committees considered that he was best qualified to take over as interim Chief Executive Officer.

      On his permanent appointment as Chief Executive Officer with effect from January 1, 1999, new compensation arrangements were entered into. Mr. Switzer's salary was increased to $800,000.

      Mr. Switzer is also eligible for annual incentive compensation based on pre-established performance goals, including corporate earnings per share and cash generated by the Company. The maximum annual incentive is equivalent to 200% of Mr. Switzer's base salary.

      Under the terms of his revised employment arrangements, Mr. Switzer was also awarded options on February 19, 1999 to acquire 920,000 ADSs at a price of $5.25 per ADS under the Company's 1996 Share Option Scheme. These options vest in three equal annual tranches beginning on the first anniversary of the date of grant. However, in the event of the market price of Company's ADSs exceeding specified levels as set forth below, each of the tranches may become exercisable on an accelerated basis contingent upon such a price being achieved.

      The first tranche of 306,667 ADS's became exercisable on June 4, 1999 when the price of the Company's ADSs had appreciated 43% to $7.50. The second tranche of 306,667 options may be exercised before the second anniversary of their date of grant (but in any event not before the first anniversary of the date of grant) in the event of the price of the Company's ADSs exceeding $12.50 (a 138% increase over the option price). Similarly, the third tranche of 306,666 options may be exercised before the third anniversary of the grant (but in any event not before the second anniversary of the date of grant) if the price of the Company's ADSs exceeds $20.00 (a 280% increase over the option price).

      In addition, Mr. Switzer was awarded stock appreciation rights in respect of 80,000 ADSs with effect from February 19, 1999. Under this arrangement he is entitled to receive a cash payment equivalent to the difference between the closing ADS price on February 19, 1999 ($5.125 per ADS) and the price on the day of crystallisation of the stock appreciation right (the `Value Gain per Share') multiplied by the relevant number of ADSs. For these purposes, the dates of determination of the Value Gain per Share are the respective dates on which the options to acquire the 920,000 ADSs referred to above are exercised and the total value crystallised on each date is the Value Gain per Share, multiplied by 80,000 and multiplied by the proportion of the total 920,000 ADSs being acquired by option exercise on that date.

      In addition to the stock appreciation rights listed above, Mr. Switzer is also entitled to be paid an amount totaling $812,500 over the period of the exercise of the 920,000 ADSs shown above. This amount represents 1,000,000 multiplied by $0.8125, the appreciation of the Company's share price between $4.3125, the market price of the ADSs on January 14, 1999 and $5.125, the closing price on February 19, 1999, the date of the grant of options referred to above. This amount is paid out in pro-rata tranches at the time he exercises the options to acquire 920,000 ADSs.

      Following the 1999 fiscal year end, the Company entered into a new employment arrangement with Mr. Switzer with terms similar to those discussed above. The terms of the new agreement extend through August 31, 2002 and provide, among other things, notice of termination provisions, enhanced severance benefits including the vesting of options under certain circumstances, and enhanced non-compete provisions.

      The new compensation arrangements for Mr. Switzer as Chief Executive Officer of the Company were determined and agreed by the Human Resources Committee which has taken advice from independent consultants in respect of U.S. based compensation programs. In addition, he received (pound)4,375 ($7,235) in director's fees.

      The contract with Mr. Switzer is for a term ending on August 28, 2000, but is subject to automatic renewals of one year annually commencing on that day. In the event that the contract is terminated by the Company, an amount equivalent to one year's salary plus target bonus is payable over the following twelve months from the date of termination.

      The Human Resources Committee believes that the arrangements entered into during the year in respect of Mr. Switzer's compensation were market competitive and essential to secure his services as Chief Executive Officer of the Company during a difficult time period.

FORMER CEO

      Mr. Daniel M. Doyle was Chief Executive Officer until October 23, 1998 when he left the Company. Under his employment contract he was entitled to an annual salary of $800,000 and performance related bonuses. He also held share options in the Company and his contract called for further annual grants of options during its term. The contract provided for set notice periods and amounts to be paid in the event of a termination of the contract before its normal expiration.

      During the year Mr. Doyle received a salary of $587,692 in respect of his services through October 23, 1998. He did not receive a bonus as the financial targets set by the Human Resources Committee had not been met. In addition, he received directors fees of (pound)3,750 ($6,202).

      Following his departure from the Company a dispute arose in relation to Mr. Doyle's entitlements under his employment contract. The dispute was resolved following the financial year end and an amount of $750,000 was paid to Mr. Doyle in full and final settlement of any and all claims he might have against the Company.

OTHER NAMED EXECUTIVE OFFICERS

      Messrs. Merriman, Wolfinger and Berg also entered similar arrangements during the year which were designed to be consistent with the Company's compensation philosophy, and in addition, were designed to incentivise these individuals and ensure their retention at a time when the financial situation of the Company was particularly challenging.

      Subsequent to the year end, on July 9, 1999 Mr. Merriman was appointed to the Board of Directors and became President and Chief Operating Officer of Danka worldwide.

      As noted above, Mr. David C. Snell retired from the Company at the Annual General Meeting. During the financial year he received a base salary but no bonus as the financial targets set by the Human Resources Committee had not been met.

      The members of the Human Resources Committee are currently Keith J. Merrifield, Richard C. Lappin and C. Anthony Wainwright.



       Signed on Behalf of the Human Resources Committee by Keith J. Merrifield

COMPENSATION OF NAMED EXECUTIVE OFFICERS AND DIRECTORS

      The following table provides information concerning the annual and long-term compensation for services rendered in all capacities to the Company for the last three (3) fiscal years for each of the two persons who served as Chief Executive Officer during fiscal 1999 and the other four most highly compensated Named Executive Officers.


                                             SUMMARY COMPENSATION TABLE
                                         ---------------------------------

                                                                                                   LONG-TERM
                                                                                                  COMPENSATION
                                               ANNUAL COMPENSATION                                   AWARDS
                             -------------------------------------------------------------   -----------------------

     NAME AND                 FISCAL                                    OTHER ANNUAL             NUMBER OF            ALL OTHER
PRINCIPAL POSITION             YEAR      SALARY          BONUS         COMPENSATION (1)       OPTIONS/SARs (2)      COMPENSATION
------------------             ----      ------          -----         ----------------       ----------------      ------------
Larry K. Switzer, (3)
   Chief Executive Officer     1999     $328,846       $450,000             $7,235          4,000,000/4,320,000          --

Martin G. St. Quinton,
   Chief Executive, Danka
           International       1999  (pound)290,000 (pound)337,500             --                    200,000/--   (pound)70,587 (5)
                               1998  (pound)200,000 (pound)500,000 (4)         --                    110,000/--   (pound)34,817 (5)
                               1997  (pound)210,000 (pound)325,000             --                     80,000/--   (pound)41,422 (5)

Brian L. Merriman, (6)
    President and Chief
          Operating Officer    1999     $400,126       $232,000                --           3,340,000/3,000,000        $119,000 (7)

F. Mark Wolfinger, (8)
    Executive Vice President
         and Chief Financial
         Officer               1999     $228,462       $392,500                --           2,280,000/2,000,000        $174,000  (9)

David P. Berg, (10)
   Executive Vice President
         and General Counsel   1999     $246,154       $207,900                --           1,000,000/1,000,000          $6,413 (11)

Daniel M. Doyle, (12)
   Chief Executive Officer     1999     $587,692          --                 $6,202                       --/--        $807,979 (13)
                               1998     $795,000          --                $12,310                  400,000/--         $63,716 (13)
                               1997     $630,000          --                $11,900                  180,000/--        $121,846 (13)

-----------------
[FN]
 (1)  The amounts listed represent sums received as Director fees.

 (2) Options are granted to acquire either Ordinary Shares or American Depositary Shares ("ADS") depending on where the individual is resident. Each ADS represents four Ordinary Shares. All numbers shown represent Ordinary Shares or the equivalent number of Ordinary Shares based on the 4:1 ratio. All options were granted at the fair market value of the underlying Ordinary Shares or ADSs on the date of the grant. All stock appreciation rights ("SARs") have been granted in the form of ADSs and shown here as the equivalent Ordinary Shares.

 (3) Mr. Switzer commenced serving as a Named Executive Officer in September 1998 upon joining the Company. Mr. Switzer was appointed Chief Executive Officer in October 1998.

 (4) Includes (pound)410,000 which was not reported in the Company's 1998 Proxy Statement, as such amount, which related to fiscal 1998, was not established and paid until after the Company filed its 1998 Proxy Statement with the Securities and Exchange Commission.

 (5) Mr. St. Quinton's other compensation consists of Company pension contributions and automobile allowances.

 (6) Mr. Merriman commenced serving as a Named Executive Officer in July 1998 upon joining the Company.

 (7)  Mr. Merriman's other compensation represents relocation reimbursements.

 (8) Mr. Wolfinger commenced serving as a Named Executive Officer in August 1998 upon joining the Company.

 (9)  Mr. Wolfinger's other compensation represents relocation reimbursements.


[FN]

(10)  Mr. Berg commenced serving as a Named Executive Officer in fiscal 1999.

(11) Mr. Berg's other compensation consists of a Company matching contribution to the Company's 401(k) plan of $3,440 and $2,973 of above-market interest earned on deferred compensation arrangements.

(12) Mr. Doyle resigned as Director and Chief Executive Officer of the Company in October 1998.

(13) Includes net premiums of $41,855 in each year paid by the Company as advances under a $3,000,000 split-dollar term life insurance agreement on behalf of Daniel M. Doyle for the benefit of beneficiaries designated by Mr. Doyle. Also includes Company matching contributions to the 401(k) plan of $2,288, $9,228, and $6,296 in fiscal 1999, 1998 and 1997, respectively. Fiscal 1999, 1998 and 1997 also include $13,836, $12,633 and $13,695, respectively of above-market interest earned on deferred compensation arrangement. Fiscal 1999 also includes $750,000 for a full and final settlement which related to a dispute that arose in relation to Mr. Doyle's entitlements under his employment contract. Fiscal 1997 also includes Company contribution of $60,000 to the Supplemental Executive Retirement Plan.


SHARE OPTION PLANS

      The Company has options outstanding under its Share Option Plans. Options granted are for the right to acquire Ordinary Shares or ADSs. The following table provides information concerning options issued under the Company's Share Option Plans, and stock appreciation rights ("SARs") granted to the Named Executive Officers during fiscal 1999.


                                           OPTION/SAR GRANTS IN FISCAL 1999

                                                  INDIVIDUAL GRANTS
                                      -----------------------------------------

                                                                                                       POTENTIAL REALIZABLE VALUE
                                                    % OF TOTAL                                           AT ASSUMED ANNUAL RATES
                                                   OPTIONS/SARs        EXERCISE                        OF SHARE PRICE APPRECIATION
                               NUMBER OF            GRANTED TO         OR BASE                           FOR OPTION/SAR TERM(3)
                             OPTIONS/SARs          EMPLOYEES IN         PRICE          EXPIRATION      ---------------------------
NAME                          GRANTED(1)            FISCAL 1999       ($/SHARE)(2)        DATE             5%              10%
----                          -----------          ------------       ------------     ----------          --              ---
Larry K. Switzer             320,000 / -- (4)       2.3% / --           $1.64          09/10/2008       $  346,144      $  877,196
                           3,680,000 / -- (5)      25.9% / --           $1.30          02/19/2009       $3,037,561      $7,697,776
                             -- / 320,000 (6)        -- /3.1%           $1.28          02/19/2009       $  257,847      $  653,434
                           -- / 4,000,000 (6)       -- /38.8%           $0.20          02/19/2009       $  812,500(6)           --
Martin G. St. Quinton        200,000 / -- (4)       1.4% / --           $2.06          08/18/2008       $  258,834      $  655,937
Brian L. Merriman            340,000 / -- (4)       2.4% / --           $1.64          09/10/2008       $  367,778      $  932,021
                           3,000,000 / -- (5)      21.1% / --           $1.30          02/19/2009       $2,476,273      $6,275,361
                           -- / 3,000,000 (7)      -- / 29.1%           $0.20          02/19/2009       $  609,375(7)           --
F. Mark Wolfinger            280,000 / -- (4)       2.0% / --           $1.64          09/10/2008       $  302,876      $  767,546
                           2,000,000 / -- (5)      14.1% / --           $1.30          02/19/2009       $1,650,848      $4,183,574
                            --/ 2,000,000 (8)      -- / 19.4%           $0.20          02/19/2009       $  406,250(8)           --
David P. Berg              1,000,000 / -- (5)       7.0% / --           $1.30          02/19/2009       $  825,424      $2,091,787
                           -- / 1,000,000 (9)       -- / 9.7%           $0.20          02/19/2009       $  203,125(9)           --
Daniel M. Doyle (10)                   --                  --              --                  --               --              --

--------------
[FN]
(1) The options granted are for Ordinary Shares, or the Ordinary Share equivalent number in the case of ADSs.

(2) The exercise or base price is reflected in U.S. dollars using the Noon Buying Rate conversion rate of (pound)1.00=$1.614 on March 31, 1999.

(3) The U.S. dollar amounts under these columns are the result of calculations at 5% and 10% which reflect rates of potential appreciation set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the Company's Ordinary Share or ADS price. The Company's stock options and stock appreciation rights ("SARs") are granted with a pence per Ordinary Share or $ per ADS exercise price. The U.S. dollar appreciation is calculated using the March 31, 1999 Noon Buying Rate of (pound)1.00=$1.614.

(4) Options vest in three (3) equal annual installments beginning after the first anniversary date.

(5) Options vest in three (3) equal annual installments beginning after the first anniversary date, subject to acceleration based on certain targets measured by the price of the Company's ADSs trading on Nasdaq.

(6) Mr. Switzer received two grants of SARs in the form of ADSs during fiscal 1999. The value of the first grant, 80,000 ADSs (equivalent of 320,000 Ordinary Shares), has not yet crystallized. Refer to the Report of the Human Resources Committee for details. Mr. Switzer was granted an additional 1,000,000 ADS SAR's (equivalent of 4,000,000 Ordinary Shares) under which the value has already been determined at $812,500. The value is based on the appreciation ($0.8125 per ADS) of the Company's share price between $4.3125, the market price of the ADSs on January 14, 1999, and $5.125, the closing price on February 19, 1999 multiplied by 1,000,000. This payment is available in pro-rata tranches at the time his options are exercised to acquire the 920,000 ADSs (equivalent of 3,680,000 Ordinary Shares) granted on February 19, 1999.

(7) Mr. Merriman was granted 750,000 ADS SARs (equivalent of 3,000,000 Ordinary Shares) under which the value has already been determined at $609,375. The value is based on the appreciation ($0.8125 per ADS) of the Company's share price between $4.3125, the market price of the ADSs on January 14, 1999, and $5.125, the closing price on February 19, 1999 multiplied by 750,000. This payment is available in pro-rata tranches at the time his options are exercised to acquire the 750,000 ADSs (equivalent of 3,000,000 Ordinary Shares) granted on February 19, 1999.

(8) Mr. Wolfinger was granted 500,000 ADS SARs (equivalent of 2,000,000 Ordinary Shares) under which the value has already been determined at $406,250. The value is based on the appreciation ($0.8125 per ADS) of the

[FN]
      Company's share price between $4.3125, the market price of the ADSs on January 14, 1999, and $5.125, the closing price on February 19, 1999 multiplied by 500,000. This payment is available in pro-rata tranches at the time his options are exercised to acquire the 500,000 ADSs (equivalent of 2,000,000 Ordinary Shares) granted on February 19, 1999.

(9) Mr. Berg was granted 250,000 ADS SARs (equivalent of 1,000,000 Ordinary Shares) under which the value has already been determined at $203,125. The value is based on the appreciation ($0.8125 per ADS) of the Company's share price between $4.3125, the market price of the ADSs on January 14, 1999, and $5.125, the closing price on February 19, 1999 multiplied by 250,000. This payment is available in pro-rata tranches at the time his options are exercised to acquire the 250,000 ADSs (equivalent of 1,000,000 Ordinary Shares) granted on February 19, 1999.

(10) Mr. Doyle resigned as Director and Chief Executive Officer of the Company in October 1998.

      The following table provides detailed information concerning aggregate share option/stock appreciation rights ("SARs") exercises in fiscal 1999 and share option/SAR values at the end of fiscal 1999 for unexercised share options/SARs held by each of the Named Executive Officers.


                                             AGGREGATED OPTIONS/SARS EXERCISED IN FISCAL 1999
                                                  AND FISCAL YEAR-END OPTION/SAR VALUES
                                             ------------------------------------------------


                                    NUMBER OF
                                    ORDINARY                            NUMBER OF UNEXERCISED              VALUE OF UNEXERCISED
                                     SHARES                                 OPTIONS/SARs                IN-THE-MONEY OPTIONS/SARs
                                   ACQUIRED ON         VALUE              AT FISCAL YEAR-END                AT FISCAL YEAR-END
NAME                               EXERCISE(1)        REALIZED       EXERCISABLE/UNEXERCISABLE(1)       EXERCISABLE/UNEXERCISABLE
----                               -----------        --------       ----------------------------       -------------------------

Larry K. Switzer                       ---              ---                 -- /4,000,000                         --/--
                                       ---              ---               -- /4,320,000 (2)                    --/$812,500
Martin St. Quinton                     ---              ---                416,666/390,000                        --/--
Brian L. Merriman                      ---              ---                 -- /3,340,000                         --/--
                                       ---              ---              -- / 3,000,000 (2)                    --/$609,375
F. Mark Wolfinger                      ---              ---                 --/2,280,000                          --/--
                                       ---              ---              -- / 2,000,000 (2)                    --/$406,250
David P. Berg                          ---              ---                 --/1,050,000                          --/--
                                       ---              ---              -- / 1,000,000 (2)                    --/$203,125
Daniel M. Doyle (3)                    ---              ---                     --/--                             --/--

--------------
[FN]
(1) The options granted are for Ordinary Shares or the Ordinary Share equivalent of ADSs and were granted at the fair market value underlying the Ordinary Shares or ADSs on the date of the grant.

(2)   Represents stock appreciation rights ("SARs") granted during fiscal 1999.

(3) Mr. Doyle resigned as Director and Chief Executive Officer of the Company in October 1998.

COMPENSATION OF DIRECTORS

      The Company entered into an agreement with David W. Kendall with effect from his appointment as Chairman on October 23, 1998. The agreement provides for annual remuneration of (pound)125,000 and is terminable on six months notice.

      Each non-employee Director of the Company, other than David W. Kendall, received the following compensation. Each was paid the equivalent of an annual sum of (pound)7,500 for fiscal 1999. If a non-employee Director is a member of sub-committees of the Board of Directors, he is eligible to receive a further (pound)22,500. Each non-employee Director of the Company will be paid the same annual sum for fiscal 2000. Each Director also serving as an executive officer received the equivalent of (pound)7,500 in Directors' fees for fiscal 1999 and will receive the equivalent of (pound)7,500 for fiscal 2000. Additionally, each non-employee Director receives the equivalent of (pound)750 for each day in which a Board of Directors or committee meeting is attended and is reimbursed for expenses in connection with such attendance. However, in the case of the chairman of a committee, a daily allowance of (pound)1,000 is GIven. In addition, each non-employee Director receives an allowance of (pound)250 in respect of each participation in a telephone conference call constituting a meeting of the board or any of its sub-committees.

NON-EMPLOYEE, INDEPENDENT ("NON EXECUTIVE") DIRECTORS

      Compensation payable to the non-employee Directors is determined by the executive members of the board and is reviewed annually. Emoluments comprise a fee together with an additional allowance as noted above.

HUMAN RESOURCES COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The members of the Company's Human Resources Committee in fiscal 1999 were Messrs. Kendall, Merrifield and Riddle. Neither Mr. Kendall, Mr. Merrifield nor Mr. Riddle has at any time been an Executive Officer of the Company. There were no Human Resources Committee interlocks or insider participation in compensation decisions in fiscal 1999.

PERFORMANCE GRAPH

      COMPARISON OF FIVE (5) YEAR CUMULATIVE TOTAL RETURN* AMONG DANKA BUSINESS SYSTEMS PLC,** S&P 500 INDEX AND S&P OFFICE EQUIPMENT AND SUPPLIES INDEX


                                    [GRAPH]






















---------------

      Assumes $100 invested on April 1, 1994 in Danka Business Systems PLC, S&P 500 Index and S&P Office Equipment and Supplies Index. Comparison is made for the five (5) year period from March 31, 1994 to March 31, 1999, with the base measurement point fixed at the close of trading on March 31, 1994. The Company's fiscal year ends on March 31.

* Total return assumes reinvestment of any dividends for all companies considered within the comparison and is based on the current four-to-one ratio of Ordinary Shares to each ADS.

**    Assumes investment in the Company's ADSs traded on the NASDAQ National
      Market.

Note: The performance shown on the graph above is not necessarily indicative of future Ordinary Share or ADS price performance.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


      The information set forth herein briefly describes certain relationships and transactions between the Company and affiliated parties. Management of the Company believes that such relationships and transactions have been established on terms no less favorable to the Company than those that could have been obtained from unaffiliated parties. These relationships and transactions have been approved by a majority of the Company's independent outside Directors (and the Audit Committee since its creation). Future relationships and transactions, if any, with affiliated parties will be approved by a majority of the Company's independent outside Directors and the Audit Committee and will be on terms no less favorable to the Company than those that could be obtained from unaffiliated parties.

      The Company occupies its principal business headquarters in St. Petersburg, Florida under a lease dated December 22, 1986 between Danka Industries, Inc., now known as Danka Holding Company, and Daniel M. Doyle, a former Director and Chief Executive of the Company, and Frances J. McPeak, Jr., a previous shareholder of Danka Holding Company. Mr. Doyle resigned October 1998. The lease was assigned from the individuals on March 1, 1987, to Mid-County Investments, Inc., a Florida corporation of which Mr. Doyle is a fifty percent (50%) shareholder. An Addendum to the Lease Agreement was entered into on September 1, 1992, extending the lease term until December 31, 2003 and providing for a rental of $580,000 per annum. Danka Holding Company's payments made under the lease for fiscal 1999 amounted to $580,000. The aggregate sum owed for the remainder of the lease was approximately $2,753,000 as of March 31, 1999. An amount of $36,000 has been deposited with the landlord as security for the performance by Danka Holding Company of its obligations under the lease. Additionally, since 1987, the Company has had a contingent liability for a guarantee by Danka Holding Company for the financing of the building by Mr. Doyle and Mr. McPeak. Danka Holding Company's contingent liability for repayment in the event of a default of the obligation totaled $485,000 as of March 31, 1999. Further, Danka Holding Company leases two other offices from Mr. Doyle and Mr. McPeak. The aggregate rent (including tax) paid by Danka Holding Company on these leases during fiscal 1999 was $141,000. In addition, the Company paid approximately $2.1 million to a real estate services Company whose former president is related to Mr. Doyle.

      On January 1, 1996, Director James F. White, Jr. became of counsel to the law firm of Shumaker, Loop & Kendrick, LLP, which has served as outside Counsel to the Company since 1993.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the 1934 Act requires the Company's Directors, officers and holders of more than ten percent (10%) of the Company's Ordinary Shares to file with the SEC initial reports of ownership and reports of changes in ownership of Ordinary Shares and any other equity securities of the Company. To the Company's knowledge, based solely upon a review of the forms, reports and certificates filed with the Company by such persons, all such Section 16(a) filing requirements were complied with by such persons in fiscal 1999.


CHANGE OF CONTROL AGREEMENTS

      In November 1998, the Company entered into change of control agreements ("Change of Control Agreements") with certain executives of the Company and its subsidiaries, including each of the following Named Executive Officers: Messrs. Switzer, Merriman, Wolfinger and Berg. Under each Change of Control Agreement, if the executive's employment with the Company is terminated without "Cause," other than due to death, "Disability," or "Retirement" (each as defined in each Change of Control Agreement) or the executive terminates his employment for "Good Reason" (which includes adverse changes in the executive's status or position, decrease in base salary, relocation, or the Company's failure to continue in effect any compensation or benefit plan), in either case within two years after a "Change of Control," the executive shall be entitled to receive certain benefits, including the immediate vesting and exercisability of his stock options for three years after termination.

      The severance benefits to which the executive would be entitled include
(i) a lump-sum cash payment in an amount equal to two (2) times such executive's "Base Salary" (Mr. Merriman would be entitled to a lump-sum payment equal to three (3) times his "Base Salary") (for purposes of the Change of Control Agreements, "Base Salary" is defined as the executive's base salary at the time of the Change of Control or time of the termination of the executive's employment, whichever is greater), (ii) a pro rata annual bonus for the fiscal year of termination calculated as if the Company's financial performance targets for such fiscal year were deemed to be satisfied at the level equal the performance achieved through the date of termination or, if greater, the pro rata amount of any performance bonus the executive is guaranteed to receive for such fiscal year, (iii) an amount equal to two (2) times the annual bonus for the fiscal year of termination calculated as if the Company's financial performance targets for such fiscal year were deemed to be satisfied at the level equal the performance achieved through the date of termination (Mr. Merriman would be entitled to an amount equal to three (3) times such an annual bonus) or, if greater, any performance bonus the executive is guaranteed to receive for such fiscal year and (iv) continued coverage under the Company's welfare plans for up to 24 months. If the severance benefits are paid in connection with a Change of Control, the Change of Control Agreements provide for these employees to be made whole for any federal excise taxes imposed on payments that constitute excess "golden parachute payments."

      "Change of Control" for purposes of the Change of Control Agreements will be deemed to have occurred at such time as (i) any person or group unaffiliated with the Company acquires pursuant to certain general offers, a tender offer or an exchange offer securities representing more than 30 percent of the combined voting power of the Company; (ii) a merger or consolidation involving the Company is consummated and results in less than 50 percent of the outstanding voting securities of the surviving or resulting entity being owned by the then existing stockholders of the Company; (iii) the Company sells substantially all of its assets (or substantially all of the assets of Danka Holding Company) to a person or entity which is not a wholly-owned subsidiary of the Company or any of its affiliates; or (iv) during any period of two consecutive years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority of the Board of Directors, unless the election or nomination for election for each new Director was approved by the vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of such two-year period.

EMPLOYMENT AGREEMENTS

      In August 1998, the Company entered into employment agreements ("Employment Agreements") with each of Messrs. Switzer, Merriman and Wolfinger. The Employment Agreements with Messrs. Switzer, Merriman and Wolfinger provide for, respectively (i) annual base salaries of $500,000, $650,000 and $360,000,
(ii) annual target bonuses based on individual and corporate performance of up to $250,000, $250,000 and $180,000, and (iii) eligibility for additional "stretch" bonuses based on certain corporate objectives of up to $200,000, $100,000 and $180,000. For the Company's 1999 fiscal year, Messrs. Switzer and Wolfinger were guaranteed bonuses of $250,000 and $112,500, respectively, and for the first year of his Employment Agreement, Mr. Merriman was guaranteed a bonus of $100,000. In connection with benefits forgone at their previous employers, Messrs. Switzer, Merriman and Wolfinger were paid one-time bonuses of $200,000, $132,000 and $280,000, respectively. Mr. Merriman's Employment Agreement provided him with a grant of options for 340,000 Ordinary Shares (equal to 85,000 ADSs) upon his employment, with one-third of such options vesting on each of the three anniversaries the date of grant, and provides him with annual grants, subject to the approval of the Board of Directors, of options for 80,000 Ordinary Shares (equal to 20,000 ADSs). Mr. Wolfinger's Employment Agreement provided him with a grant of options for 280,000 Ordinary Shares (equal to 70,000 ADSs) upon his employment and a grant on or before March 31, 1999, subject to the approval of the Board of Directors, for an additional 120,000 Ordinary Shares (equal to 30,000 ADSs). Messrs. Merriman's and Wolfinger's Employment Agreements provide that they are entitled to a company car and airline club membership. Mr. Merriman also receives $15,000 in premiums for a life insurance policy.

      The initial term of the Employment Agreements for Messrs. Merriman and Wolfinger expire on August 1, 2001, the term of Mr. Switzer's Employment Agreement expires on August 28, 2000, but each are subject to automatic one year renewals. In the event that an executive's employment is terminated (other than by reason of death of the executive or for cause by the Company), the Employment Agreements provide that the Company shall continue to pay the executive his then-current base salary and continue his benefits for either (i) the remainder of the initial term of his Employment Agreement, if the executive was terminated during the initial term of his Employment Agreement, or (ii) twelve months, if such executive was terminated after the initial term of his Employment Agreement. Such severance payments are conditioned on the executive providing a general release and waiver of the Company and its affiliates. Following the termination of their employment, the executives would be required to comply with certain non-compete and confidentiality provisions for a period of one year (but Mr. Merriman's Employment Agreement only requires his compliance with non-compete and confidentiality provisions for a period of six months).

      In February 1999, the Company entered into modifications of the Employment Agreements with each of Messrs. Switzer, Merriman, Wolfinger and Berg. The modified Employment Agreement provide (i) an increase in Mr. Switzer's annual base salary from $500,000 to $800,000, an increase Mr. Wolfinger's annual base salary from $360,000 to $450,000 and an increase in Mr. Berg's annual salary from $250,000 to $325,000, (ii) increases in potential target bonuses for each of Messrs. Switzer, Merriman, Wolfinger and Berg to up to 100% of his then-current base salary, and (iii) grants to Messrs. Switzer, Merriman, Wolfinger and Berg, respectively, of options for 1,000,000, 750,000, 500,000 and 250,000 ADSs, with such options having a term of ten years and being exercisable in three equal tranches. Options with respect to the first one-third tranche became exercisable on June 4, 1999 when the price of the Company's ADSs had reached $7.50. The second one-third tranche of options may be exercised on the first to occur of either the second anniversary of their date of grant or the date on which the price of the Company's ADSs exceeds $12.50 but in any event not before the first anniversary of the date of grant. Similarly, the third tranche of options may be exercised on the first to occur of either the third anniversary of their date of grant or the date on which the price of the Company's ADSs exceeds $20.00 but in any event not before the second anniversary of the date of grant. The modified Employment Agreement further provide stock appreciation rights to each executive in an amount equal to the product of (i) the number of options for ADSs provided to such executive, i.e., 1,000,000, 750,000, 500,000 and 250,000 for Messrs. Switzer,
Merriman, Wolfinger and Berg, respectively, and (ii) the lesser of (a) $2.00 and (b) the excess over $4.3125 of the price of an ADS, with the value of such stock appreciation rights to be calculated and paid at such times as and in the such proportions as the executive exercises his options for ADSs. For example, if Mr. Wolfinger exercises options with respect to 50,000 ADSs (10% of his 500,000 options for ADSs), then 10% of the value of his stock appreciation rights shall be calculated and paid at the time of such option exercise.

      In addition, the employment agreements of Mssrs. Switzer, Merriman, Wolfinger and Berg entitle each to severance benefits, which shall be paid in one lump sum and shall not be less than the aggregate of twelve months of base compensation and the target bonus as outlined above.

      Following the 1999 fiscal year end, the Company entered into new employment agreements with Mr. Switzer and Mr. Merriman. The new agreements set forth the terms of Mr. Switzer and Mr. Merriman's employment arrangement with the Company, including salary, bonuses ad other benefits and perquisites through August 31, 2002. The agreement also provides, among other things, certain enhanced severance benefits including the vesting of options in certain circumstances as well as certain cash payments. Also included in the new agreements were provisions for notice of termination and more restrictive non-compete covenants.

                           SHAREHOLDERS PROPOSALS FOR
                PRESENTATION AT THE 2000 ANNUAL GENERAL MEETING

      If a Holder of Ordinary Shares desires to present a proposal for action at the Annual General Meeting to be held in 2000, and such proposal conforms to the laws of the United Kingdom, such proposal must be received by the Company by May 1, 2000 to be included in the Company's Proxy Statement and proxy for such 2000 meeting.

      If a Holder of American Depositary Shares desires to present a proposal for action at the Annual General Meeting to be held in 2000, and such proposal conforms to the rules and regulations of the SEC and is in accordance with other U.S. federal laws, such proposal must be received by the Company by April 20, 2000 to be included in the Company's Proxy Statement and proxy for such 2000 meeting.

                                       By Order of the Board of Directors



                                       ---------------------------------------
                                       Paul G. Dumond,
                                       Company Secretary


Dated:  September 24, 1999

                                   APPENDIX A


                SUMMARY OF THE DANKA 401(K) PROFIT SHARING PLAN

      The Plan has been approved by the US Internal Revenue Service. The Plan consists of a Trust (to hold Plan investments) which has an independent trustee, currently Merrill Lynch Trust Company.

      US Employees who have completed three months' employment are eligible to join the Plan on the first day of the calendar quarter (other than leased employees, non-resident aliens, non-US nationals working in the US on temporary assignments and employees who are under a collective bargaining agreement).

      An eligible employee can contribute between 2% and 15% of his pre-tax pay to the Plan through payroll deductions. $10,000 is the maximum a participant can contribute in 1999 and the maximum amount of pay that can be recognized is $160,000. The employee can direct that his contributions are invested in one of a variety of investment options, including the Company's ADSs.

      Danka proposes to match employee contributions on the terms set out below. Any matching contributions by Danka in future may, at the discretion of the Company, be used to subscribe for Shares which will be converted into ADSs. Any such subscriptions will take place monthly (but no Shares will be issued under the Plan more than 10 years after the approval of this arrangement by shareholders without further shareholder approval). The matching contribution will be valued at the closing price on the last business day of each month. Danka will match the first 3% of pay contributed on a dollar for dollar basis and the next 3% of pay at 50(cent) on the dollar. Employees will only receive the Danka match if they have completed at least three months of service.

      It is currently intended that matching contributions in shares of stock will, as a minimum, be made in respect of the period from February 1999 to October 1999. By way of illustration the number of shares of stock which are required to match employee contributions in the period from February 1, 1999 to August 31, 1999 is approximately 1.2 million ADSs (Ordinary Share equivalent of
4.8 million).

           The Company contributions matching those made by employees from February 1999 will be used to subscribe for Shares, which will be converted to ADSs. Participants are at liberty to direct that vested ADSs (as explained below) be sold twice annually and the proceeds reinvested in one of a number of investment choices.

      "Vesting" means a participant will not be subject to forfeiture in respect of funds held in a participant's account. A participant will be fully vested in his own contributions. In the case of Danka matching contributions (including ADSs purchased with such contributions), these will vest over a period of four years (25% after one year, 50% after two years, 75% after three years). If a participant leaves Danka before he is fully vested in Danka's matching contributions, he will forfeit the unvested portion. The forfeited portion will not be returned to Danka but will be held in the Plan and available to reduce future matching contributions by Danka.

      A participant is entitled to receive payment of the value of the funds purchased with his contributions, and the vested proportion of Danka's matching contributions, upon leaving Danka, for any reason at any age. The participant is also entitled to receive his funds if he:

      (a) retires early at aged 55 or older (but under 65) with at least ten years of vesting service;

      (b)   retires at age 65;

      (c) becomes permanently disabled with a physical or mental condition that renders him incapable of gaining employment for at least 12 months;

      (d)   attains age 59 1/2, even if still employed by Danka.

      In the event of death, the vested value of the account will be paid to the beneficiary.

      A participant in active employment can borrow from his vested account. The amount of the loan cannot exceed the lower of 50% of the total vested account balance or $50,000 minus the highest loan account balance during the year before the loan was requested.

      The provisions relating to the persons who are eligible to participate, the limit on employee and matching contributions, the issue of Shares and the issue price, and the basis for determining a participant's entitlement to a payment from the Plan cannot be altered to the advantage of participants without the prior approval of shareholders in general meeting (except for minor amendments to benefit administration of the Plan, to take account of a change in legislation or to obtain or maintain favorable tax, exchange control or regulatory treatment for the participants in the Plan or the Company or any other group company).

      The contributions into the Plan purchase investments under the Plan, but do not attract any separate pensionable rights.

      The above summarizes the main features of the Plan, but does not form part of it and shall not be taken as affecting the interpretation of its detailed Plan Document or the Trust Agreement. A copy of the full Plan Document and the Trust Agreement will be available for inspection at the offices of the Company's solicitors, Clifford Chance, 200 Aldersgate Street, London EC1A 4JJ during normal business hours on weekdays (Saturdays and Public Holidays excepted) up to the date of the Annual General Meeting and at the Meeting itself.

                                   APPENDIX B

                 DANKA BUSINESS SYSTEMS PUBLIC LIMITED COMPANY
                      RULES OF THE 1999 SHARE OPTION PLAN

PART A: UNAPPROVED OPTIONS

1.       CONSTRUCTION
1.1 These Rules shall be construed and take effect in accordance with the law of England and Wales and the courts of England and Wales shall be the exclusive forum for the administration hereof.

1.2 Reference to any Act of the United Kingdom shall include any statutory modification amendment or re-enactment thereof from time to time in force unless the contrary is expressly stated.

1.3 References to the exercise of an option shall where the context allows include the partial exercise of the option.

1.4 Where the context so admits the singular shall include the plural and vice versa and the masculine gender shall include the feminine.

1.5 In these Rules a word or words beginning with capital letters indicates a term which has been defined in Rule 2.

2.       DEFINITIONS
         In these Rules the following words and expressions have the following meanings:-

2.1      "ACQUIRING PERSON"                  Any person who:-

                                             (a)  either alone or together with
                                                  any person acting in concert
                                                  with him has obtained Control
                                                  of the Company either:-

                                                  (i)  as a result of making a
                                                       Takeover Offer; or

                                                  (ii) in pursuance of a
                                                       Compromise; or

                                             (b)  having such Control makes a
                                                  general offer to acquire the
                                                  whole of the issued share
                                                  capital of the Company (other
                                                  than that which is already
                                                  owned by him and/or any
                                                  person acting in concert with
                                                  him); or

                                             (c)  has served Section 429
                                                  Notices in relation to the
                                                  Company.

2.2    "APPROPRIATE PERIOD"                  In relation to:-

                                             (a)  a Takeover Offer means the
                                                  period beginning with the
                                                  date on which the person
                                                  making the Takeover Offer has
                                                  obtained Control of the
                                                  Company and ending on the
                                                  expiry of a period of six
                                                  months or when any condition
                                                  subject to which the Takeover
                                                  Offer is made is satisfied
                                                  (whichever is the later);

                                             (b)  an Acquiring Person who
                                                  obtains Control or who having
                                                  Control of the Company makes
                                                  a general offer for the whole
                                                  of the issued share capital
                                                  means the period of six
                                                  months beginning with the
                                                  date on which the Acquiring
                                                  Person obtains Control or
                                                  makes the offer as the case
                                                  may be;

                                             (c)  a Compromise means the period
                                                  of six months beginning with
                                                  the date on which the court
                                                  sanctions the Compromise; and

                                             (d)  a Section 429 Notice means
                                                  the period during which the
                                                  Acquiring Person is entitled
                                                  and bound to acquire shares
                                                  on the terms of the offer
                                                  contained in such Section 429
                                                  Notice.

2.3      "AMERICAN DEPOSITARY SHARE"         means an authorized depositary
                                             security representing for the time
                                             being four Ordinary Shares and for
                                             the time being evidenced by an
                                             authorized depositary receipt
                                             issued by the Bank and quoted on
                                             the Nasdaq Stock Market's National
                                             Market.

2.4      "THE BANK"                          the Bank of New York or such other
                                             bank as the Company may from time
                                             to time appoint for the purposes
                                             of serving as depositary for its
                                             American Depositary Shares.

2.5      "THE COMMITTEE"                     means a duly authorized committee
                                             of the Board of Directors of the
                                             Company consisting wholly of
                                             directors of the Company who are
                                             outside directors within the
                                             meaning of the Internal Revenue
                                             Service Regulations 1.162-27(e)(3)
                                             and "disinterested persons" within
                                             the meaning of US Securities and
                                             Exchange Commission Rule
                                             16b-3(c)(i).

2.6      "THE COMPANY"                       means Danka Business Systems Public
                                             Limited Company.

2.7      "COMPROMISE"                        in relation to the Company means a
                                             compromise or arrangement
                                             sanctioned by the Court under
                                             section 425 of the Companies Act
                                             1985.

2.8      "CONTROL"                           a person is deemed to obtain
                                             control of the Company when (i) he
                                             acquires pursuant to a tender
                                             offer or exchange offer securities
                                             of the Company representing 30% or
                                             more of the combined voting power
                                             of the then outstanding voting
                                             securities of the Company or (ii)
                                             he secures by means of the holding
                                             of shares or the possession of
                                             voting power in or in relation to
                                             the

                                             Company or any other body
                                             corporate that the affairs of the
                                             Company are conducted in
                                             accordance with his wishes.

2.9      "DATE OF GRANT"                     means the date on which an option
                                             is granted under the Plan in
                                             accordance with the provisions of
                                             Rule 5.

2.10     "EXERCISE PERIOD"                   in relation to an option means the
                                             period beginning when the option
                                             first becomes exercisable under
                                             the provisions of Rule 7.2(c) (or,
                                             as the case may be, Rule 5.5) and
                                             ending on the tenth anniversary of
                                             the Date of Grant of the option
                                             (or such other shorter period as
                                             the Committee may have determined
                                             before the grant thereof).

2.11     "EXERCISE PRICE"                    on exercise of an option means the
                                             Option Price multiplied by the
                                             number of shares in respect of
                                             which such option is exercised.

2.12     "THE GROUP"                         means the Company and the
                                             Subsidiaries and "member of the
                                             Group" shall be construed
                                             accordingly.

2.13     "MARKET VALUE"                      means, with respect to American
                                             Depositary Shares, an amount equal
                                             to the average of the high and low
                                             reported sales prices of an
                                             American Depositary Share on the
                                             Nasdaq Stock Market's National
                                             Market on the date for which
                                             market value is being determined
                                             and, with respect to Ordinary
                                             Shares, means the middle market
                                             quotation on the London Stock
                                             Exchange Limited Daily Official
                                             List on the date for which market
                                             value is being determined.

2.14     "NON-QUALIFYING OPTION"             means an option which is not a
                                             Qualifying Option.

2.15     "OPTION-HOLDER"                     any person who holds an option
                                             granted under the Plan or (where
                                             the context admits) his personal
                                             representatives.

2.16     "OPTION PRICE"                      means (save as provided in Rule 13)
                                             the Market Value of an American
                                             Depositary Share or an Ordinary
                                             Share, as applicable, on the Date
                                             of Grant of the option.

2.17     "OPTION ROLL-OVER"                  in relation to an option means a
                                             release by the Option-holder with
                                             the consent of an Acquiring Person
                                             of his rights ("old rights") under
                                             the Plan in consideration of the
                                             grant to him of rights ("new
                                             rights") which are equivalent to
                                             the old rights but which relate to
                                             shares in:-

                                             (a)  the Acquiring Person; or

                                             (b)  a company which has Control of
                                                  the Acquiring Person; or

                                             (c)  a company which either is or
                                                  has Control of a company
                                                  which:

                                                  (i)  is a member of a
                                                       consortium owning either
                                                       the Acquiring Person or a
                                                       company having Control of
                                                       the Acquiring Person; and

                                                  (ii) beneficially owns not
                                                       less than three
                                                       twentieths of the
                                                       ordinary share capital
                                                       of the Acquiring Person
                                                       or a company having
                                                       control of the company.

2.18     "ORDINARY SHARE"                    means a fully paid ordinary share
                                             of 1.25p each in the capital of
                                             the Company.

2.19     "PARTICIPATING EMPLOYEE"            means any employee, officer or
                                             executive director for the time
                                             being holding employment in or
                                             with any member of the Group and
                                             who is nominated to participate in
                                             the Plan by the Committee.

2.20     "THE PLAN"                          means the 1999 Share Option Plan of
                                             the Company set out herein, as
                                             amended from time to time.

2.21     "QUALIFYING OPTION"                 means an option which qualifies as
                                             an incentive stock option within
                                             the meaning of section 422 of the
                                             Internal Revenue Code of the
                                             United States.

2.22     "ROLLED OVER"                       means the action of effecting an
                                             Option Roll-over or its
                                             completion.

2.23     "SECTION 429 NOTICE"                means in relation to the Company a
                                             notice served by a person who has
                                             become entitled to serve such a
                                             notice on the shareholders of the
                                             Company under section 429 of the
                                             Companies Act 1985 (rights of 90%
                                             shareholders to buy out minority
                                             shareholders).

2.24     "THE SUBSIDIARIES"                  means subsidiaries as defined by
                                             section 736 of the Companies Act
                                             1985 of the Company.

2.25     "TAKEOVER OFFER"                    in relation to the Company means
                                             either:-

                                             (a)  general offer to acquire the
                                                  whole or part of the issued
                                                  share capital of the Company
                                                  which is either made on a
                                                  condition such that if it is
                                                  satisfied the person making
                                                  the offer will have Control
                                                  of the Company or which
                                                  results in the person making
                                                  the offer having control of
                                                  the Company; or

                                             (b)  a general offer to acquire
                                                  all the shares in the Company
                                                  of the same class as the
                                                  Ordinary Shares.

2.26     "THE TRUSTEES"                      means the trustee or trustees for
                                             the time being of the Danka
                                             Employees' Share Trust.

3.       PURPOSE

         Part A of this Plan is intended to provide an opportunity to officers, executive directors and certain key employees of the Company to acquire a proprietary interest in the Company. Such opportunity should provide an increased incentive for these individuals to contribute to the future success and prosperity of the Company, thus enhancing the value of the stock for the benefit of the shareholders and increasing the ability of the Company to attract and retain individuals of exceptional skill.

4.       ELIGIBILITY

         No Participating Employee shall be granted an option under Part A of this Plan unless at the time of the grant he is an employee, officer, or executive director of the Company or a Subsidiary.

5.       GRANT OF OPTIONS

5.1 Subject to statutory restrictions and to the Rules of this Plan, the Committee may grant options to acquire Ordinary Shares in the Company (or the American Depositary Share equivalent), and for this purpose an option to acquire includes an option to purchase and an option to subscribe.

5.2 No option shall be granted in contravention of relevant insider dealing laws and regulations.

5.3 All options shall be granted by a certificate under seal specifying the Date of Grant, the number of shares which are the subject of the option, whether the option is over American Depositary Shares or Ordinary Shares, the Option Price and the Exercise Period.

5.4 These Rules apply to all grants of options made under the Plan and no options shall be granted under the Plan more than ten years after the Plan is adopted and approved by the shareholders of the Company in general meeting.

5.5 In granting any option the Committee may in its discretion impose any objective conditions and limitations (additional to or in place of any conditions and limitations contained in any other of these Rules) upon the exercise of such option, provided that such additional or alternative objective conditions and limitations shall

         (i) be set out in full in, or details thereof be given with, the certificate under seal granting the option;

         (ii) be such that rights to exercise such option after the fulfilment or attainment of any conditions and/or limitations so specified shall not be dependent upon the further discretion of the Committee or any person; and

         (iii) not be capable of amendment or waiver unless events occur which, in the opinion of the Committee, cause those conditions and/or limitations to have ceased to be appropriate.

               Any amendment to the terms of an option pursuant to this Rule
               5.5 shall be reasonably made by the Committee imposing such conditions or limitations which in its opinion are more appropriate and, so far as is reasonably practicable, are equivalent to those conditions and/or limitations originally imposed.

6.       LIMITS

6.1 The total number of shares in the Company which may be issued under the Plan, whether in the form of American Depositary Shares or Ordinary Shares, shall not exceed the equivalent of 12,000,000 Ordinary Shares and the total number of American Depositary Shares or Ordinary Shares over which options may be granted under this Plan during any five consecutive financial years of the Company to any person shall not exceed the equivalent of 4,000,000 Ordinary Shares, subject to the provisions of Rule 5.4.

6.2 No options shall be granted under the Plan which would, at the time they are granted, cause the number of American Depositary Shares or Ordinary Shares which shall have been or may be issued in pursuance of options granted in the period of 10 years ending at that time under the Plan to exceed such number as represents 5 per cent of the ordinary share capital of the Company in issue at that time.

7.       TERMS OF OPTIONS

7.1      EXERCISE OF OPTIONS

         Subject as provided in these Rules 7.1, 7.2 and 7.8, the option shall be exercisable by an Option-holder in whole or in part at any time provided always that a partial exercise of an option cannot be made except in respect of shares which equal or exceed the lesser of 500 Ordinary Shares or the American Depositary Share equivalent thereof and any exercisable balance of shares remaining the subject of that option, and provided further that the option shall lapse (and any notice in purported exercise thereof shall have no effect) on cessation of the employment of the Option-holder with the Group but so that:-

         (a) an Option-holder ceasing to be employed by the Group by reason of:

               (i) ill-health or injury or disability (evidenced to the satisfaction of the Committee);

               (ii) retirement in accordance with the provisions of any one of the Group retirement plans relevant to that Option-holder; or

               (iii) the Company by which the Option-holder is employed leaving the Group or the business or part of a business for which the Option-holder works being transferred to a person which is not a member of the Group in the case of all options, shall notwithstanding Rule 7.2(c) be entitled to exercise the option within the period which shall expire twelve months after the date of cessation and may notwithstanding Rule 7.2(c) be entitled to such extent and on such conditions as the Committee shall in its absolute discretion determine to exercise the option at such later date as the Committee, in its absolute discretion, may decide, not exceeding three years. For the purposes of this Rule 7.1(a) and
               (b) only (and for no other purposes), Exercise Period means the period of one year from the date of cessation of employment of the Option-holder with the Group or such longer period, not to exceed three years, as the Committee shall in its absolute discretion determine.

         (b) The personal representative(s) of an Option-holder who has died while employed by, or while serving as an officer or executive director of, the Company or a Subsidiary, or the personal representative of an Option-holder who has ceased to be an employee of the Group as the result of a permanent and total disability as defined in Internal Revenue Code section

               22(e) shall, notwithstanding Rule 7.2(d) or any conditions to be fulfilled in the future under Rule 7.2(c), be entitled to exercise the option within twelve months of such Option-holder's death or the date the Option-holder ceases to be employed by reason of such disability, provided however, that no Exercise Period may extend more than ten years after the Date of Grant.

         (c) For the purposes of Rule 7.1 only (and for no other purpose) where an Option-holder ceases to be employed by the Group for any reason not set forth in Rule 7.1(a) or 7.1(b) where an Option-holder's employment by virtue of which he is an Option-holder ceases without notice, the Option-holder's employment shall be deemed to have ceased on a date thirty (30) days (or such later date as the Committee in its absolute discretion may decide, not exceeding three years) from the date on which the termination takes effect, and where the said employment is terminated with notice, the Option-holder's employment shall be deemed to have ceased upon the later of the date specified in the notice or thirty (30) days (or such later date as the Committee in its absolute discretion may decide, not exceeding three years) from the date on which that notice is given.

7.2      RESTRICTIONS ON EXERCISE OF OPTIONS PURSUANT TO RULE 7.1

         Notwithstanding the provisions of Rule 7.1

         (a) Subject to Rule 7.2(b), an option shall only be exercisable during the Exercise Period (including as defined in Rule 7.1(a) for those purposes, provided however that no Exercise Period may extend more than 10 years after the Date of Grant) and to the extent not exercised at the end of the Exercise Period the option shall terminate.

         (b) An option shall, except as specifically provided otherwise pursuant to Rule 5.5, be fully exercisable during the Exercise Period in accordance with Rule 7.2(c)

         (c) An option shall, except where exercised pursuant to Rule 7.1(a) or (b) or Rule 9 or as specifically provided otherwise pursuant to Rule 5.5, not be exercisable before the first anniversary of the Date of Grant and shall, when added to the number of Ordinary Shares (or ADSs) in respect of which the option has previously been exercised, not be exercisable over more than one-third of the Ordinary Shares (or ADSs) originally subject to the option on or after the first anniversary of the Date of Grant and before the second anniversary of the Date of Grant, more than two-thirds of the Ordinary Shares (or ADSs) originally subject to the option before the third anniversary of the Date of Grant and only exercisable in full on or after the third anniversary of the Date of Grant. Where any adjustment has been made under Rule 7.5 to any unexercised option rights, a corresponding adjustment shall be assumed for this purpose to have been made to the number of Ordinary Shares (or ADSs) subject to the option and to the number of Ordinary Shares (or
               ADSs) in respect of which the option has been previously exercised.

         (d) An option shall not be exercisable until any additional (or alternative) conditions and/or limitations imposed on the Option under the provisions of Rule 5.5 have been fulfilled.

         (e) Option-holders may exercise options under this Plan only during such period as if such option was treated as an Ordinary Share in the Company they would be permitted to deal under the internal codes relating to securities transactions by directors and relevant employees of the Company from time to time in force unless the Committee acting fairly and reasonably determines otherwise.

         (f) If an Option-holder at any time ceases to be an executive director or officer or employee of the Group for reasons of dishonesty or fraud, his options will lapse on the date of termination of his employment.

         (g) In the event that the exercise of a Qualifying Option occurs for any reason except as specified in Rule 7.1(b) outside the 3 months from date of cessation of employment period specified in Internal Revenue Code Section 422(a)(2), the Company shall treat Qualifying Options as Non-Qualifying Options for the purposes of determining the income taxes of the Group and the Option-holder. For this purpose, the date of cessation of employment shall be determined without regard to Rule 7.1(c).

7.3      METHOD OF EXERCISE OF OPTIONS

         (a) Exercise of an option by an Option-holder shall be by notice in writing on a form prescribed by the Committee for the purpose addressed to the Company. The form of notice shall specify the number of shares in respect of which the options are being exercised on that occasion, whether the option is over American Depositary Shares or Ordinary Shares and be accompanied by the relevant option certificate and payment in full of the Exercise Price (or, at the Committee's discretion and only in the case of an option to purchase shares, an irrevocable agency instruction to the Trustees to sell either all such shares or as many thereof as shall when multiplying the same by their Market Value on the date of exercise be equal in value to the Exercise Price plus the Trustees' dealing costs arising on such sale plus applicable state and federal withholding taxes, if any, and to remit the withholding taxes to the Company within thirty days of such exercise), together with such other documents as the Committee may determine, as well as any payment due on account of tax or similar liabilities as may be required by law or as the Committee may reasonably consider to be necessary or desirable.

         (b) Any payment required to be made under Rule 7.3(a) above shall be made to the Company or such other person as may from time to time be notified by the Company to the Option-holder.

         (c) Any documents required to be delivered under Rule 7.3(a) above shall be sufficiently delivered if delivered to such office as may from time to time be notified by the Company to Option-holders.

         (d) Any payment required to be made under Rule 7.3(a) above shall be by check (or at the discretion of the Committee and only in the case of an option to purchase shares, by tender of either Ordinary Shares of the Company or American Depositary Shares of the Company). For the purpose of determining that payment of the Exercise Price is made in full as required by Rule 7.3(a), Ordinary Shares of the Company and American Depositary Shares of the Company tendered in payment of the Exercise Price shall be valued at their Market Value on date of tender.

7.4      ALLOTMENT OR TRANSFER OF SHARES PURSUANT TO EXERCISE OF OPTIONS

         (a) Subject to such consents or other required action of any competent authority under regulations or enactments for the time being in force as may be necessary, and subject to compliance with the terms of the option and any instructions given by the Option-holder to the Company on giving notice of exercise of the Option, the Company shall, as soon as practicable after it has received the payment and documents referred to in Rule 7.3 above or after it has received confirmation of the receipt of such payment and documents on its behalf and no later than thirty days thereafter, either allot to the Option-holder (or his nominee) or procure the transfer to the Option-holder (or his nominee), or in the case of an exercise of the Rule 7.1(b) above his personal representative(s) of the number of shares specified in the form of notice or (as the case may be) the unsold balance and the delivery to the Option-holder (or such personal representative(s)) of an appropriate certificate.

         (b) Notwithstanding the provisions of Rule 7.4(a) above, in those instances where an Option-holder exercises Qualifying Options, the Committee in its absolute discretion may elect to hold and retain or cause to be held and retained as agent and fiduciary for the Option-holder the relevant American Depositary Shares certificate for a period of no longer than two years from the date on which the Qualifying Options were granted or one year after the issuance of the shares. During the retention period, if the Option-holder should wish to resell the relevant American Depositary Shares the Committee shall cause this to be done on his behalf and pursuant to his reasonable instructions and remit to said Option-holder the net proceeds of said resale, but the Committee shall have the right to withhold or require the Option-holder to remit to the Company the amount necessary to satisfy any federal, state and local tax withholding requirements imposed by reason of such resale.

7.5      ADJUSTMENTS TO OPTION RIGHTS

         In the event of any increase or variation of the issued share capital of the Company, such adjustments may be made to the total number of shares in respect of which options may be granted under the Plan and to any unexercised option rights as the Committee may determine. If any adjustment is to be made pursuant to this Rule 7.5, the Company shall notify each Option-holder of particulars of the adjustment as soon as practicable after the determination thereof.

7.6      TRANSFER OF OPTIONS

         An option is personal to the Option-holder and, accordingly, subject as provided in Rule 7.1(b) above, an Option-holder shall not transfer, assign, charge, encumber or otherwise alienate an Option or create in favour of any third party any interest therein. Upon any breach of this Rule 7.6, the Committee shall cancel the option.

7.7      LOSS OF OFFICE

         If any Option-holder shall cease to be employed by a member of the Group for any reason, he shall not be entitled by way of compensation for loss of office or otherwise howsoever to any sum or other benefit to compensate him for the loss of any rights under the Plan.

7.8      LIQUIDATION

         If notice of a meeting to consider a resolution for the voluntary winding up (excluding any resolution for the voluntary winding up of the Company for the purpose of reorganisation or reconstruction) of the Company shall be duly given, the Committee may give notice thereof to all Option-holders and thereupon each such Option-holder shall, notwithstanding that the Exercise Period has not commenced forthwith and until the commencement of the winding up be entitled subject to Rule 7.2(a) (provided however, that no Exercise Period may extend more than ten years after the Date of Grant) and on such terms (including the waiver of all or any conditions imposed on the option under Rule 5.5) as may be determined by the Committee in its absolute discretion, be entitled to give notice in writing to the Company electing to exercise his option, but the exercise of such option as aforesaid shall be conditional upon such resolution being duly passed. Upon commencement of the winding up all options shall lapse except insofar as exercised under this Rule 7.8.

8.       CASH EQUIVALENT

8.1 Subject to Rule 8.6, where an option granted under Part A of this Plan has been exercised by any person in respect of any number of shares, and those shares have not yet been allotted or transferred to him in accordance with Rule 7.4 above, the Committee may determine that, in substitution for his right to acquire such number of those shares as the Committee may decide (but in full and final satisfaction of his said right), he shall be paid by way of additional emoluments a sum equal to the cash equivalent of that number of shares.

8.2 For the purpose of this Rule, the CASH EQUIVALENT of any shares is the amount by which the Market Value of those shares on the dealing day last preceding the date on which the option was exercised exceeds the price at which those shares may be acquired by the exercise of the option.

8.3 Subject to Rule 8.4 below, as soon as reasonably practicable after a determination has been made under Rule 8.1 that a person shall be paid a sum in substitution for his right to acquire any number of shares:-

         (a) the Company shall pay to him or procure the payment to him of that sum in cash, and

         (b) if he has already paid the Company for those shares, the Company shall return to him the amount so paid by him.

8.4      If the Committee in its discretion so decides:-

         (a) the whole or part of the sum payable under Rule 8.3(a) above shall after any deduction required by law as set out in Rule 8.5, instead of being paid to the person in question in cash, be applied on his behalf in subscribing for shares in the Company at a price equal to the Market Value by reference to which the cash equivalent is calculated, or in purchasing such shares, or partly in one way and partly in the other, and

         (b) the Company shall allot to him (or his nominee) or procure the transfer to him (or his nominee) of the shares so subscribed for or purchased.

8.5 There shall be made from any payment under this Rule such deductions (on account of tax or similar liabilities) as may be required by law or as the Committee may reasonably consider to be necessary or desirable.

8.6      The provisions of this Rule 8 shall not apply to Qualifying Options.

9.       CHANGE IN CONTROL OF THE COMPANY

9.1      If an Acquiring Person:-

         (a) obtains Control of the Company as a result of making a Takeover Offer; or

         (b)   obtains Control of the Company in pursuance of a Compromise; or

         (c)   serves a Section 429 Notice

         the Committee shall as soon as practicable thereafter notify every Option-holder accordingly and each Option-holder may within the Appropriate Period and notwithstanding that the Exercise Period has not commenced:-

         (i) exercise his option at any time or from time to time in whole or in part; and

         (ii) to the extent that any option is not or has not been exercised, execute with the consent of such Acquiring Person an Option Roll-over.

9.2 To the extent that an option which has become exercisable and capable of being Rolled-over pursuant to Rule 9.1 has not been exercised and/or Rolled-over at the expiry date of the Appropriate Period it shall thereupon lapse.

9.3 For the purposes of an Option Roll-over under Part A of this Plan the new rights shall only be regarded as equivalent to the old rights if:-

         (a) the new rights are exercisable in substantially the same manner as the old rights and subject to the provisions of this Plan as it may have effect immediately before an Option Roll-over (except that additional (but not alternative) conditions and/or limitations imposed pursuant to Rule 5.5 may for this purpose be ignored); and

         (b) the total Market Value of shares subject to an option which is being Rolled-over is equal immediately before such Option Roll-over to the total market value (determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992) of the shares in respect of which an Option-holder's new rights are being granted immediately after such Option Roll-over.

9.4 For the purposes of any application of the provisions of Part A of this Plan following an Option Roll-over:-

         (a) any new rights granted pursuant to Rule 9 shall be regarded as having been granted at the time the corresponding old rights were granted; and

         (b) Rules 7, 9, 10, 11 and 12 shall in relation to the new rights be construed as if the following terms have the meanings assigned to them in this Rule 9.4 and not the meanings assigned to them in Rule 2.

         "AMERICAN DEPOSITARY SHARES"

         An authorized depositary security representing Ordinary Shares and for the time being evidenced by an authorized depositary receipt quoted on the Nasdaq Stock Market's National Market.

         "COMMITTEE"

         The Board of Directors of the company in respect of whose shares new rights have been granted or a duly authorized committee thereof.

         "COMPANY"

         The company in respect of whose shares new rights have been granted.

         "OPTION PRICE"

         The Option Price multiplied by a fraction the numerator of which is the total number of shares subject to the option prior to the Option Roll-over and the denominator of which is the total number of shares over which new rights have been granted to the Option-holder on the Option Roll-over.

9.5 If, under Section 425 of the Companies Act 1985, a Compromise or arrangement between the Company and its members is proposed for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies, the Company shall give notice thereof to all Option-holders on the same date as it dispatches the notice which is sent to each member of the Company summoning the meeting to consider such a Compromise or arrangement and thereupon each Option-holder (or where permitted his personal representative(s)) may notwithstanding that the Exercise Period has not commenced forthwith and, (provided however, that no Exercise Period may extend more than ten years after the Date of Grant) until the expiry of the period commencing with such date and ending with the earlier of the date six calendar months thereafter and the date on which such Compromise or arrangement is sanctioned by the Court be entitled to exercise his option, but the exercise of an option as aforesaid shall be conditional upon such Compromise or arrangement being sanctioned by the Court and becoming effective. Upon such Compromise or arrangement becoming effective all options to the extent unexercised shall lapse except that an Option-holder may with the consent of the Committee exercise an Option Roll-over in respect of his option in accordance with Rule 9.1 within the Appropriate Period.

9.6 If any person (either alone or together with any person acting in concert with him) as a result of making a general offer to acquire the whole of the issued Ordinary Shares of the Company or that part of the issued Ordinary Share capital not already owned by him (or by any person acting in concert with him) becomes bound or entitled or acquire shares in the Company under sections 428 to

         430F of the Companies Act 1985 all options to the extent unexercised shall lapse one month after such person became so bound or entitled.

10.      ADMINISTRATION AND AMENDMENT

10.1 The Plan shall be subject to the administration of the Committee whose decision (save as otherwise provided herein) shall be final and binding on all parties. The Committee may at any time terminate the operation of the Plan and in such event no further options will be granted, but the provisions of the Plan shall remain in force in relation to options granted and remaining exercisable or potentially exercisable hereunder at the date of such termination.

10.2 Subject to Rule 10.3, 10.5 and 12.3 below, the Committee may at any time and from time to time alter or add to the Plan in any respect.

10.3 Subject to Rule 10.4 below, no alteration or addition to the advantage of Option-holders shall be made under Rule 10.2 above without the prior approval by ordinary resolution of the members of the Company in general meeting.

10.4     Rule 10.3 shall not apply:-

         (a) to any minor alteration or addition to benefit the administration of the Plan, or

         (b) to any alteration or addition to obtain or maintain favourable tax, exchange control or regulatory treatment of Option-holders or any member of the Group, or solely relating to any conditions imposed on the option under Rule 5.5.

10.5 No material alteration or addition to the disadvantage of any Option-holder shall be made under Rule 10.2 unless:-

         (a) the Committee shall have invited every such Option-holder to give an indication as to whether or not he approves the alteration or addition, and

         (b) the alteration or addition is approved by a majority of those Option-holders who have given such an indication.

10.6 As soon as reasonably practicable after making any alteration or addition under Rule 10.2, the Committee shall give notice in writing to any Option-holder affected thereby.

11.      NOTICES

11.1 All Option-holders shall be entitled while they have subsisting rights under the Plan to receive copies of all notices and other documents sent by the Company to its shareholders.

11.2 Any notice or other document required to be given hereunder to any Option-holder shall be delivered to him or sent by post to him at his home address according to the records of the Company or such other address as may appear to the Company to be appropriate. Any notice or other document required to be given to the Company shall be delivered to the Secretary of the Company or sent by post to the Secretary of the Company at the registered office of the Company or such other office as may from time to time be notified by the Company. All notices given to the Company shall be deemed to have been given on the date of receipt by the Company or by any person for the time being authorized to receive such notices on its behalf. All notices given to Option-holders shall be deemed to have been given on the date of posting if sent by post (but only in the case of Option-holders outside the UK if sent by air mail) or the date of delivery if delivered.

12.      REQUIREMENTS FOR UNITED STATES OF AMERICA

12.1 In respect of an Option-holder who is primarily subject to taxation on his remuneration in the United States of America:-

         (a) Rule 5 shall (for the avoidance of doubt) be construed so as to refer to and to permit both a grant of a Qualifying Option and a grant of a Non-Qualifying Option unless the Committee shall in its absolute discretion determine otherwise in which case Rule 5 shall (for the avoidance of doubt) be construed to refer to and permit a grant of a Non-Qualifying Option only;

         (b) As regards Qualifying Options, the aggregate Market Value as at the Date of Grant of the shares in respect of which Qualifying Options are first exercisable under the terms of the option and this Plan by an Option-holder during any calendar year (under all share option schemes of the Group) shall not exceed US $100,000; and

         (c) In the event of a grant to an Option-holder of more than $100,000 worth of option stock which can first be exercised in a given year, the first $100,000 of such options shall be designated as Qualifying Options and the remaining portion designated as Non-Qualifying Options (and the certificate under seal granting the option shall in addition to the matters stated in Rule 5.3 specify whether the option so granted is a Qualifying Option or Non-Qualifying Option). Upon the exercise of such options, the Company will designate the shares issued with respect to Qualifying Options and issued with respect to Non-Qualifying Options by issuing separate share certificates so stating and by identifying the Qualifying Shares as such in the stock transfer records.

12.2 In the case of the issue of shares by the Company with respect to Non-Qualifying Options, the Company shall have the right in advance of the issue of such shares to the Option-holder to require the Option-holder to remit to the Company the amount necessary to satisfy any federal, state or local tax withholding imposed by reason of the issue of such shares.

12.3 If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 (as the same shall be amended from time to time) and/or Section 422 of the United State's Internal Revenue Code of 1986 (as amended from time to time), then such terms or provisions shall be deemed inoperative to the extent that they conflict with the requirements of said Rule 16b-3 and/or with respect to Qualifying Options Section 422.

13.      JURISDICTIONS OTHER THAN THE UNITED STATES OF AMERICA

13.1 In respect of an Option-holder who is resident in the Netherlands for tax purposes,

         (a) the Exercise Period shall be the period of five years beginning with the Date of Grant;

         (b)   Rule 8 shall not apply to any options granted to such persons;

         (c) where the Option-holder ceases to be employed by the Group within a period of three years after the date on which the option was granted to him for any reason other than those provided for in Rule 7.1(a) and (b) of the Plan and before so ceasing he has already exercised the option in whole or in part, the Option-holder shall pay to the Company an amount calculated to the following formula: (X - Y) x Z where:-
                     X = the market value of shares in the Company on the date
                         on which the option was exercised
                     Y = the Exercise Price
                     Z = the number of shares acquired on the exercise of the
                         option

               Where the Option-holder has exercised the option on more than one occasion the aforesaid formula shall be applied to each such exercise and the amount payable by him to the Company pursuant to this Rule shall be the aggregate of the amounts so calculated.

13.2 In respect of an Option-holder who is resident in France for tax purposes,

         (a) Option Price shall mean the average Market Value of a share for the 20 dealing days immediately prior to the Date of Grant;

         (b) no options may be granted to such persons under the Plan on any day on which the Company pays a dividend whether in cash or in shares or within 20 dealing days immediately following such day;

         (c) no options may be granted to such a person under the Plan if he/she holds more than 10% of the aggregate nominal amount of the total issued share capital of the Company;

         (d) options may only be granted to such persons over Ordinary Shares and not American Depositary Shares;

         (e) options may only be granted to such persons who are employees (i.e. persons having an employment contract with a member of the Group) or the "President Directeur General", the "Directeur General" or the "Membres du Directoire" or the "Gerant" of French joint stock companies which are members of the Group;

         (f) such persons may only be granted an option to subscribe under the Plan and not an option to purchase;

         (g) Rule 7.1(b) shall be amended for such persons so that options granted to them may only be exercised within six months, not twelve months, of death;

         (h)   Rule 8 shall not apply to options granted to such persons;

         (i) no options may be granted to such persons under the Plan within the period referred to in article 208-4 (fifth paragraph) of the French Company Act (Law n1/2 66-537 dated of 24 July 1966 as amended by article 10 of Law n1/2 96-314 dated of 12 April 1996) immediately prior or immediately succeeding (i) the establishment and announcement of the Company's results or (ii) any event which may affect significantly the Company's position or expectations.

PART B: UK INLAND REVENUE APPROVED OPTIONS

1.       CONSTRUCTION

1.1 These Rules shall be construed and take effect in accordance with the law of England and Wales and the courts of England and Wales shall be the exclusive forum for the administration hereof.

1.2 Reference to any Act of the United Kingdom shall include any statutory modification amendment or re-enactment thereof from time to time in force unless the contrary is expressly stated.

1.3 References to the exercise of an option shall where the context allows include the partial exercise of the option.

1.4 Where the context so admits the singular shall include the plural and vice versa and the masculine gender shall include the feminine.

1.5 In these Rules a word or words beginning with capital letters indicates a term which has been defined in Rule 2.

2.       DEFINITIONS
         In these Rules the following words and expressions have the following meanings:-

2.1      "ACQUIRING PERSON"                  Any person who:-

                                             (a)  either alone or together with
                                                  any person acting in concert
                                                  with him has obtained Control
                                                  of the Company either:-

                                                  (i)   as a result of making a
                                                        Takeover Offer; or

                                                  (ii)  in pursuance of a
                                                        Compromise; or

                                             (b)  having such Control makes a
                                                  general offer to acquire the
                                                  whole of the issued share
                                                  capital of the Company (other
                                                  than that which is already
                                                  owned by him and/or any
                                                  person acting in concert with
                                                  him); or

                                             (c)  has served Section 429
                                                  Notices in relation to the
                                                  Company.

2.2      "APPROPRIATE PERIOD"                In relation to:-

                                             (a)  a Takeover Offer means the
                                                  period beginning with the
                                                  date on which the person
                                                  making the Takeover Offer has
                                                  obtained Control of the
                                                  Company and ending on the
                                                  expiry of a period of six
                                                  months or when any condition
                                                  subject to which the Takeover
                                                  Offer is made is satisfied
                                                  (whichever is the later);

                                             (b)  an Acquiring Person who
                                                  obtains Control or who having
                                                  Control of the Company makes
                                                  a general offer for the whole
                                                  of the issued share capital
                                                  means the period of six
                                                  months beginning with the
                                                  date on which the Acquiring

                                                  Person obtains Control or
                                                  makes the offer as the case
                                                  may be;

                                             (c)  a Compromise means the period
                                                  of six months beginning with
                                                  the date on which the court
                                                  sanctions the Compromise; and

                                             (d)  a Section 429 Notice means
                                                  the period during which the
                                                  Acquiring Person is entitled
                                                  and bound to acquire shares
                                                  on the terms of the offer
                                                  contained in such Section 429
                                                  Notice.

2.3      "AMERICAN DEPOSITARY SHARE"         means an authorized depositary
                                             security representing for the time
                                             being four Ordinary Shares and for
                                             the time being evidenced by an
                                             authorized depositary receipt
                                             issued by the Bank and quoted on
                                             the Nasdaq Stock Market's National
                                             Market.

2.4      "THE BANK"                          the Bank of New York or such other
                                             bank as the Company may from time
                                             to time appoint for the purposes
                                             of serving as depositary for its
                                             American Depositary Shares.

2.5      "THE COMMITTEE"                     means a duly authorized committee
                                             of the Board of Directors of the
                                             Company consisting wholly of
                                             directors of the Company who are
                                             outside directors within the
                                             meaning of the Internal Revenue
                                             Service Regulations 1.162-27(e)(3)
                                             and "disinterested persons" within
                                             the meaning of US Securities and
                                             Exchange Commission Rule
                                             16b-3(c)(i).

2.6      "THE COMPANY"                       means Danka Business Systems Public
                                             Limited Company.

2.7      "COMPROMISE"                        in relation to the Company means a
                                             compromise or arrangement
                                             sanctioned by the Court under
                                             section 425 of the Companies Act
                                             1985.

2.8      "CONTROL"                           a person is deemed to obtain
                                             control of the Company when (i) he
                                             acquires pursuant to a tender
                                             offer or exchange offer securities
                                             of the Company representing 30% or
                                             more of the combined voting power
                                             of the then outstanding voting
                                             securities of the Company or (ii)
                                             he secures by means of the holding
                                             of shares or the possession of
                                             voting power in or in relation to
                                             the Company or any other body
                                             corporate that the affairs of the
                                             Company are conducted in
                                             accordance with his wishes.

2.9      "DATE OF GRANT"                     means the date on which an option
                                             is granted under the Plan in
                                             accordance with the provisions of
                                             Rule 5.

2.10     "EXERCISE PERIOD"                   in relation to an option means the
                                             period beginning when the option
                                             first becomes exercisable under
                                             the provisions of rule 7.2(c) (or,
                                             as the case may be, Rule 5.5) and
                                             ending on the tenth anniversary of
                                             the Date of Grant of the option
                                             (or such other shorter period as
                                             the

                                             Committee may have determined
                                             before the grant thereof).

2.11     "EXERCISE PRICE"                    on exercise of an option means the
                                             Option Price multiplied by the
                                             number of shares in respect of
                                             which such option is exercised.

2.12     "THE GROUP"                         means

                                             (a)  any Participating Company or
                                                  body corporate which is
                                                  (within the meaning of
                                                  section 736 of the Companies
                                                  Act 1985) the Company's
                                                  holding company or a
                                                  subsidiary of the Company's
                                                  holding company; or

                                             (b)  a body corporate which is
                                                  (within the meaning of
                                                  section 258 of that Act) a
                                                  subsidiary undertaking of a
                                                  body corporate within
                                                  paragraph (1) above and has
                                                  been designated by the
                                                  Committee for this purpose.

2.13     "MARKET VALUE"                      means, with respect to American
                                             Depositary Shares, an amount equal
                                             to the average of the high and low
                                             reported sales prices of an
                                             American Depositary Share on the
                                             Nasdaq Stock Market's National
                                             Market on the date for which
                                             market value is being determined
                                             and, with respect to Ordinary
                                             Shares, means the middle market
                                             quotation on the London Stock
                                             Exchange Limited Daily Official
                                             List on the date for which market
                                             value is being determined.

2.14     "NON-QUALIFYING OPTION"             means an option which is not a
                                             Qualifying Option.

2.15     "OPTION-HOLDER"                     means any person who holds an
                                             option granted under the Plan or
                                             (where the context admits) his
                                             personal representatives.

2.16     "OPTION PRICE"                      means the Market Value of an
                                             American Depositary Share or an
                                             Ordinary Share, as applicable, on
                                             the Date of Grant of the option.

2.17     "OPTION ROLL-OVER"                  in relation to an option means a
                                             release by the Option-holder with
                                             the consent of an Acquiring Person
                                             of his rights ("old rights") under
                                             the Plan in consideration of the
                                             grant to him of rights ("new
                                             rights") which are equivalent to
                                             the old rights but which relate to
                                             shares in:-

                                             (a)  the Acquiring Person; or

                                             (b)  a company which has Control
                                                  of the Acquiring Person; or

                                             (c)  a company which either is or
                                                  has Control of a company
                                                  which:

                                                  (i)  is a member of a
                                                       consortium owning either
                                                       the Acquiring Person or a
                                                       company having Control of
                                                       the Acquiring Person; and

                                                  (ii) beneficially owns not
                                                       less than three
                                                       twentieths of the
                                                       ordinary share capital
                                                       of the Acquiring Person
                                                       or a company having
                                                       control of the company.

2.18     "ORDINARY SHARE"                    means a fully paid ordinary share
                                             of 1.25p each in the capital of
                                             the Company.

2.19     "PARTICIPATING COMPANY"             means the Company or any of the
                                             Subsidiaries to which the
                                             Committee has with the approval of
                                             the Inland Revenue resolved that
                                             the Plan shall for the time being
                                             extend.

2.20     "PARTICIPATING EMPLOYEE"            means any employee or executive
                                             director who holds an option
                                             granted under Part B of the Plan.

2.21     "THE PLAN"                          means the 1999 Share Option Plan of
                                             the Company set out herein, as
                                             amended from time to time.

2.22     "QUALIFYING OPTION"                 means an option which qualifies as
                                             an incentive stock option within
                                             the meaning of section 422 of the
                                             Internal Revenue Code of the
                                             United States.

2.23     "ROLLED OVER"                       means the action of effecting an
                                             Option Roll-over or its
                                             completion.

2.24     "SCHEDULE 9"                        means Schedule 9 to the Taxes Act
                                             1988.

2.25     "SECTION 429 NOTICE"                means in relation to the Company a
                                             notice served by a person who has
                                             become entitled to serve such a
                                             notice on the shareholders of the
                                             Company under section 429 of the
                                             Companies Act 1985 (rights of 90%
                                             shareholders to buy out minority
                                             shareholders).

2.26     "THE SUBSIDIARIES"                  means subsidiaries as defined by
                                             section 736 of the Companies Act
                                             1985 of the Company and which are
                                             under the control of the Company
                                             within the meaning of section 840
                                             of the Taxes Act 1988.

2.27     "TAKEOVER OFFER"                    in relation to the Company means
                                             either:-

                                             (a)  general offer to acquire the
                                                  whole or part of the issued
                                                  share capital of the Company
                                                  which is either made on a
                                                  condition such that if it is
                                                  satisfied the person making
                                                  the offer will have Control
                                                  of the Company or which
                                                  results in the person making
                                                  the offer having control of
                                                  the Company; or

                                             (b)  a general offer to acquire
                                                  all the shares in the Company
                                                  of the same class as the
                                                  Ordinary Shares.

2.28     "THE TAXES ACT 1988"                means the Income and Corporation
                                             Taxes Act 1988.

2.29     "THE TRUSTEES"                      means the trustee or trustees for
                                             the time being of the Danka
                                             Employees' Share Trust

         and expressions not otherwise defined herein have the same meanings as they have in Schedule 9.

3.       PURPOSE

         Part B of the Plan is intended to provide an opportunity to officers, executive directors and certain key employees of the Company, who satisfy the conditions specified in Rule 4 below, to acquire a proprietary interest in the Company. Such opportunity should provide an increased incentive for these individuals to contribute to the future success and prosperity of the Company, thus enhancing the value of the stock for the benefit of the shareholders and increasing the ability of the Company to attract and retain individuals of exceptional skill.

4.       ELIGIBILITY

4.1 Subject to Rule 4.2 below, a person is eligible to be granted an option under Part B of the Plan if (and only if) he is a full-time director or a qualifying employee of a Participating Company.

4.2      For the purposes of Rule 4.1 above:-

         (a) a person shall be treated as a full-time director of a Participating Company if he is obliged to devote to the performance of the duties of his office or employment with that or any other Participating Company not less than 25 hours a week;

         (b) a qualifying employee, in relation to a Participating Company, is an employee of the Participating Company (other than one who is a director of a Participating Company).

4.3 A person is not eligible to be granted an option under this Part B of the Plan at any time when he is not eligible to participate in the Plan by virtue of paragraph 8 of Schedule 9.

5.       GRANT OF OPTIONS

5.1 Subject to statutory restrictions and to the Rules of this Plan, the Committee may grant options to acquire Ordinary Shares in the Company (or the American Depositary Share equivalent) which satisfy the requirements of paragraphs 10-14 of Schedule 9 and for this purpose an option to acquire includes an option to purchase and an option to subscribe.

5.2 No option shall be granted in contravention of relevant insider dealing laws and regulations.

5.3 All options shall be granted by a certificate under seal specifying the Date of Grant, the number of shares which are the subject of the option, whether the option is over American Depositary Shares or Ordinary Shares, the Option Price and the Exercise Period.

5.4 These Rules apply to all grants of options made under the Plan and no options shall be granted under the Plan more than ten years after the Plan is adopted and approved by the shareholders of the Company in general meeting.

5.5 In granting any option the Committee may in its discretion impose any objective conditions and limitations (additional to (or in place of) any conditions and limitations contained in any other of these Rules) upon the exercise of such option, provided that such additional or alternative objective conditions and limitations shall

         (i) be set out in full in, or details thereof be given with, the certificate under seal granting the option;

         (ii) be such that rights to exercise such option after the fulfilment or attainment of any conditions and/or limitations so specified shall not be dependent upon the further discretion of the Committee or any person; and

         (iii) not be capable of amendment or waiver unless events occur which, in the opinion of the Committee, cause those conditions and/or limitations to have ceased to be appropriate. Any amendment to the terms of an option pursuant to this Rule 5.5 shall be reasonably made by the Committee imposing such conditions or limitations which in its opinion are more appropriate and, so far as is reasonably practicable, are equivalent to those conditions and/or limitations originally imposed.

6.       LIMITS

6.1 The total number of shares in the Company which may be issued under the Plan whether in the form of American Depository Shares or Ordinary Shares shall not exceed the equivalent of 12,000,000 Ordinary Shares and the total number of American Depositary Shares or Ordinary Shares over which options may be granted under this Plan during any five consecutive financial years of the Company to any person shall not exceed the equivalent of 4,000,000 Ordinary Shares, subject to the provisions of Rule 5.4;

6.2 No options shall be granted under the Plan which would, at the time they are granted, cause the number of American Depositary Shares or Ordinary Shares which shall have been or may be issued in pursuance of options granted in the period of 10 years ending at that time under the Plan to exceed such number as represents 5 per cent. of the ordinary share capital of the Company in issue at that time.

6.3 No person shall be granted options which would, at the time they are granted, cause the aggregate market value of the Ordinary Shares and American Depositary Shares which he may acquire in pursuance of options granted to him under the Plan or under any other share option plan, not being a savings-related option scheme, approved under
         Schedule 9 and established by the Company or by any associated company of the Company (and not exercised) to exceed or further exceed (pound)30,000;

6.4 For the purposes of this Rule 6, the market value of the shares in relation to which an option was granted shall be calculated:-

         (a) in the case of an option granted under the Plan, as on the day by reference to which the price at which Ordinary Shares or American Depositary Shares may be acquired by the exercise thereof was determined in accordance with Rule 5.2 above;

         (b) in the case of an option granted under any approved scheme, as at the time when it was granted or, in a case where an agreement relating to the Ordinary Shares or American Depositary Shares has been made under paragraph 29 of Schedule 9, such earlier time or times as may be provided in the agreement; and

         (c) in the case of any other option, as on the day or days by reference to which the price at which Ordinary Shares may be acquired by the exercise thereof was determined.

7.       TERMS OF OPTIONS

7.1      EXERCISE OF OPTIONS

         Subject as provided in these Rules 7.1, 7.2 and 7.8, the option shall be exercisable by an Option-holder in whole or in part at any time provided always that a partial exercise of an option cannot be made except in respect of shares which equal or exceed the lesser of 500 Ordinary Shares or the American Depositary Share equivalent thereof and any exercisable balance of shares remaining the subject of that option, and provided further that the option shall lapse (and any notice in purported exercise thereof shall have no effect) on cessation of the employment of the Option-holder with the Group but so that:-

         (a) an Option-holder ceasing to be employed by the Group by reason of:

               (i) ill-health or injury or disability (evidenced to the satisfaction of the Committee);

               (ii) retirement in accordance with the provisions of any one of the Group retirement plans relevant to that Option-holder; or

               (iii) the Company by which the Option-holder is employed leaving the Group or the business or part of a business for which the Option-holder works being transferred to a person which is not a member of the Group in the case of all options, shall notwithstanding Rule 7.2(c) be entitled to exercise the option within the period which shall expire twelve months after the date of cessation and may notwithstanding Rule 7.2(c) be entitled to such extent and on such conditions as the Committee shall in its absolute discretion determine to exercise the option at such later date as the Committee, in its absolute discretion, may decide, not exceeding three years. For the purposes of this Rule 7.1(a) and
               (b) only (and for no other purposes), Exercise Period means the period of one year from the date of cessation of employment of the Option-holder with the Group or such longer period, not to exceed three years, as the Committee shall in its absolute discretion determine.

         (b) The personal representative(s) of an Option-holder who has died while employed by, or while serving as an officer or executive director of, the Company or a Subsidiary, or the personal representative of an Option-holder who has ceased to be an employee of the Group as the result of a permanent and total disability as defined in Internal Revenue Code section 22(e) shall, notwithstanding Rule 7.2(d) or any conditions to be fulfilled in the future under Rule 7.2(c), be entitled to exercise the option within twelve months of such Option-holder's death or the date the Option-holder ceases to be employed by reason of such disability, provided however, that no Exercise Period may extend more than ten years after the Date of Grant.

         (c) For the purposes of Rule 7.1 only (and for no other purpose) where an Option-holder ceases to be employed by the Group for any reason not set forth in Rule 7.1(a), 7.1(b) [or 7.2(e)], where an Option-holder's employment by virtue of which he is an Option-holder ceases without notice, the Option-holder's employment shall be deemed to have ceased on a date thirty (30) days (or such later date as the Committee in its absolute discretion may decide, not exceeding three years) from the date on which the termination takes effect, and where the said employment is terminated with notice, the Option-holder's employment shall be deemed to have ceased upon the later of the date specified in the notice or thirty (30) days (or such later date as the Committee in its absolute discretion may decide, not exceeding three years) from the date on which that notice is given.

         (d) An Option-holder shall not be eligible to exercise an option under Part B of the Plan at any time when he is not eligible to participate in Part B of the Plan by virtue of paragraph 8 of
               Schedule 9.

7.2      RESTRICTIONS ON EXERCISE OF OPTIONS PURSUANT TO RULE 7.1

         Notwithstanding the provisions of Rule 7.1

         (a) An option shall only be exercisable during the Exercise Period (including as defined in Rule 7.1(a) for those purposes, provided however that no Exercise Period may extend more than 10 years after the Date of Grant) and to the extent not exercised at the end of the Exercise Period the option shall terminate.

         (b) An option shall, except as specifically provided otherwise pursuant to Rule 5.5, be fully exercisable during the Exercise Period.

         (c) An option shall, except where exercised pursuant to Rule 7.1(a) or (b) or Rule 8 or as specifically provided otherwise pursuant to Rule 5.5, not be exercisable before the first anniversary of the Date of Grant and shall, when added to the number of Ordinary Shares (or ADSs) in respect of which the option has previously been exercised, not be exercisable over more than one-third of the Ordinary Shares (or ADSs) originally subject to the option on or after the first anniversary of the Date of Grant and before the second anniversary of the Date of Grant, more than two-thirds of the Ordinary Shares (or ADSs) originally subject to the option before the third anniversary of the Date of Grant and only exercisable in full on or after the third anniversary of the Date of Grant. Where any adjustment has been made under Rule 7.5 to any unexercised option rights, a corresponding adjustment shall be assumed for this purpose to have been made to the number of Ordinary Shares (or ADSs) subject to the option and to the number of Ordinary Shares (or
               ADSs) in respect of which the option has been previously exercised.

         (d) An option shall not be exercisable until any additional (or alternative) conditions and/or limitations imposed on the Option under the provisions of Rule 5.5 have been fulfilled.

         (e) Option-holders may exercise options under this Plan only during such period as if such option was treated as an Ordinary Share in the Company they would be permitted to deal under the internal codes relating to securities transactions by directors and relevant employees of the Company from time to time in force unless the Committee acting fairly and reasonably determines otherwise.

         (f) If an Option-holder at any time ceases to be an executive director or officer or employee of the Group for reasons of dishonesty or fraud, his options will lapse on the date of termination of his employment.

         (g) In the event that the exercise of a Qualifying Option occurs for any reason except as specified in Rule 7.1(b) outside the 3 months from date of cessation of employment period specified in Internal Revenue Code Section 422(a)(2), the Company shall treat Qualifying Options as Non-Qualifying Options for the purposes of determining the income taxes of the Group and the Option-holder. For this purpose, the date of cessation of employment shall be determined without regard to Rule 7.1(c).

7.3      METHOD OF EXERCISE OF OPTIONS

         (a) Exercise of an option by an Option-holder shall be by notice in writing on a form prescribed by the Committee for the purpose addressed to the Company. The form of notice shall specify the number of shares in respect of which the options are being exercised on that occasion, whether the option is over American Depositary Shares or Ordinary Shares and be accompanied by the relevant option certificate and payment in full of the Exercise Price (or, at the Committee's discretion and only in the case of an option to purchase shares, an irrevocable agency instruction to the Trustees to sell either all such shares or as many thereof as shall when multiplying the same by their Market Value on the date of exercise be equal in value to the Exercise Price plus the Trustees' dealing costs arising on such sale plus applicable state and federal withholding taxes, if any, and to remit the withholding taxes to the Company within thirty days of such exercise), together with such other documents as the Committee may determine, as well as any payment due on account of tax or similar liabilities as may be required by law or as the Committee may reasonably consider to be necessary or desirable.

         (b) Any payment required to be made under Rule 7.3(a) above shall be made to the Company or such other person as may from time to time be notified by the Company to the Option-holder.

         (c) Any documents required to be delivered under Rule 7.3(a) above shall be sufficiently delivered if delivered to such office as may from time to time be notified by the Company to Option-holders.

         (d) Any payment required to be made under Rule 7.3(a) above shall be by cheque.

7.4      ALLOTMENT OR TRANSFER OF SHARES PURSUANT TO EXERCISE OF OPTIONS

         (a) Subject to such consents or other required action of any competent authority under regulations or enactments for the time being in force as may be necessary, and subject to compliance with the terms of the option and any instructions given by the Option-holder to the Company on giving notice of exercise of the Option, the Company shall, as soon as practicable after it has received the payment and documents referred to in Rule 7.3 above or after it has received confirmation of the receipt of such payment and documents on its behalf and no later than thirty days thereafter, either allot to the Option-holder (or his nominee) or procure the transfer to the Option-holder (or his nominee), or in the case of an exercise of the Rule 7.1(b) above his personal representative(s) of the number of shares specified in the form of notice or (as the case may be) the unsold balance and the delivery to the Option-holder (or such personal representative(s)) of an appropriate certificate.

         (b) Notwithstanding the provisions of Rule 7.4(a) above, in those instances where an Option-holder exercises Qualifying Options, the Committee in its absolute discretion may elect to hold and retain or cause to be held and retained as agent and fiduciary for the Option-holder the relevant American Depositary Shares certificate for a period of no longer than two years from the date on which the Qualifying Options were granted or one year after the issuance of the shares. During the retention period, if the Option-holder should wish to resell the relevant American Depositary Shares the Committee shall cause this to be done on his behalf and pursuant to his reasonable instructions and remit to said Option-holder the net proceeds of said resale, but the Committee shall have the right to withhold or require the Option-holder to remit to the Company the amount necessary to satisfy any federal, state and local tax withholding requirements imposed by reason of such resale.

7.5      ADJUSTMENTS TO OPTION RIGHTS

         In the event of any increase or variation of the issued share capital of the Company, such adjustments may be made to the total number of shares in respect of which options may be granted under the Plan and to any unexercised option rights as the Committee may determine. If any adjustment is to be made pursuant to this Rule 7.5, the Company shall notify each Option-holder of particulars of the adjustment as soon as practicable after the determination thereof. At any time when Part B of the Plan is approved by the Inland Revenue under Schedule 9, no adjustment under this Rule 7.5 shall be made without the prior approval of the Inland Revenue.

7.6      TRANSFER OF OPTIONS

         An option is personal to the Option-holder and, accordingly, subject as provided in Rule 7.1(b) above, an Option-holder shall not transfer, assign, charge, encumber or otherwise alienate an Option or create in favour of any third party any interest therein. Upon any breach of this Rule 7.6, the Committee shall cancel the option.

7.7      LOSS OF OFFICE

         If any Option-holder shall cease to be employed by a member of the Group for any reason, he shall not be entitled by way of compensation for loss of office or otherwise howsoever to any sum or other benefit to compensate him for the loss of any rights under the Plan.

7.8      LIQUIDATION

         If notice of a meeting to consider a resolution for the voluntary winding up (excluding any resolution for the voluntary winding up of the Company for the purpose of reorganisation or reconstruction) of the Company shall be duly given, the Committee may give notice thereof to all Option-holders and thereupon each such Option-holder shall, notwithstanding that the Exercise Period has not commenced forthwith and until the commencement of the winding up be entitled subject to Rule 7.2(a) (provided however, that no Exercise Period may extend more than ten years after the Date of Grant) and on such terms (including the waiver of all or any conditions imposed on the option under Rule 5.5) as may be determined by the Committee in its absolute discretion, be entitled to give notice in writing to the Company electing to exercise his option, but the exercise of such option as aforesaid shall be conditional upon such resolution being duly passed. Upon commencement of the winding up all options shall lapse except insofar as exercised under this Rule 7.8.

8.       CHANGE IN CONTROL OF THE COMPANY

8.1      If an Acquiring Person:-

         (a) obtains Control of the Company as a result of making a Takeover Offer; or

         (b)   obtains Control of the Company in pursuance of a Compromise; or

         (c)   serves a Section 429 Notice

         the Committee shall as soon as practicable thereafter notify every Option-holder accordingly and each Option-holder may within the Appropriate Period and notwithstanding that the Exercise Period has not commenced:-

         (i) exercise his option at any time or from time to time in whole or in part; and

         (ii) to the extent that any option is not or has not been exercised, execute with the consent of such Acquiring Person an Option Roll-over.

8.2 To the extent that an option which has become exercisable and capable of being Rolled-over pursuant to Rule 8.1 has not been exercised and/or Rolled-over at the expiry date of the Appropriate Period it shall thereupon lapse.

8.3 For the purposes of an Option Roll-over under Part B of the Plan the new rights shall only be regarded as equivalent to the old rights if the conditions set out in paragraph 15(3) of Schedule 9 are satisfied.

8.4 For the purposes of any application of the provisions of Part B of the Plan following an Option Roll-over:-

         (a) any new rights granted pursuant to Rule 8 shall be regarded as having been granted at the time the corresponding old rights were granted; and

         (b) Rules 7, 8, 9 and 10 shall in relation to the new rights be construed as if the following terms have the meanings assigned to them in this Rule 8.4 and not the meanings assigned to them in Rule 2.

         "AMERICAN DEPOSITARY SHARES"

         An authorized depositary security representing Ordinary Shares and for the time being evidenced by an authorized depositary receipt quoted on the Nasdaq Stock Market's National Market.

         "COMMITTEE"

         The Board of Directors of the company in respect of whose shares new rights have been granted or a duly authorized committee thereof.

         "COMPANY"

         The company in respect of whose shares new rights have been granted.

         "OPTION PRICE"

         The Option Price multiplied by a fraction the numerator of which is the total number of shares subject to the option prior to the Option Roll-over and the denominator of which is the total number of shares over which new rights have been granted to the Option-holder on the Option Roll-over.

8.5 If, under Section 425 of the Companies Act 1985, a Compromise or arrangement between the Company and its members is proposed for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies, the Company shall give notice thereof to all Option-holders on the same date as it dispatches the notice which is sent to each member of the Company summoning the meeting to consider such a Compromise or arrangement and thereupon each Option-holder (or where permitted his personal representative(s)) may notwithstanding Rule 7.2(c) and (provided that no Exercise Period may extend more than ten years after the Date of Grant) until the expiry of the period commencing with such date and ending with the earlier of the date six calendar months thereafter and the date on which such Compromise or arrangement is sanctioned by the Court be entitled to exercise his option, but the exercise of an option as aforesaid shall be conditional upon such Compromise or arrangement being sanctioned by the Court and becoming effective. Upon such Compromise or arrangement becoming effective all options to the extent unexercised shall lapse except that an Option-holder may with the consent of the Committee exercise an Option Roll-over in respect of his option in accordance with Rule 8.1 within the Appropriate Period.

8.6 If any person (either alone or together with any person acting in concert with him) as a result of making a general offer to acquire the whole of the issued Ordinary Shares of the Company or that part of the issued Ordinary Share capital not already owned by him (or by any person acting in concert with him) becomes bound or entitled or acquire shares in the Company under sections 428 to 430F of the Companies Act 1985 all options to the extent unexercised shall lapse one month after such person became so bound or entitled.

9.       ADMINISTRATION AND AMENDMENT

9.1 The Plan shall be subject to the administration of the Committee whose decision (save as otherwise provided herein) shall be final and binding on all parties. The Committee may at any time terminate the operation of the Plan and in such event no further options will be granted, but the provisions of the Plan shall remain in force in relation to options granted and remaining exercisable or potentially exercisable hereunder at the date of such termination.

9.2 Subject to Rule 9.3 and 9.5 below, the Committee may at any time and from time to time alter or add to the Plan in any respect (having regard to the fact that, if an alteration or addition which does not solely relate to a special term is made to any provision of Part B of this Plan, or the terms of any option granted under Part B of this Plan at a time when Part B of this Plan is approved by the Inland Revenue under Schedule 9, the approval will not thereafter have effect unless the Inland Revenue have approved the alteration or addition).

9.3 Subject to Rule 9.4 below, no alteration or addition to the advantage of Option-holders shall be made under Rule 9.2 above without the prior approval by ordinary resolution of the members of the Company in general meeting.

9.4      Rule 9.3 shall not apply:-

         (a) to any minor alteration or addition to benefit the administration of the Plan, or

         (b) to any alteration or addition to obtain or maintain favourable tax, exchange control or regulatory treatment of Option-holders or any member of the Group, or solely relating to any conditions imposed on the option under Rule 5.5.

9.5 No material alteration or addition to the disadvantage of any Option-holder shall be made under Rule 9.2 unless:-

         (a) the Committee shall have invited every such Option-holder to give an indication as to whether or not he approves the alteration or addition, and

         (b) the alteration or addition is approved by a majority of those Option-holders who have given such an indication.

9.6 No alteration or addition which solely relates to a special term subject to which an option has been granted under Part B of this Plan shall be made under Rule 9.2 above unless:-

         (a) there shall have occurred an event which shall have caused the Committee reasonably to consider that the special term would not, without the alteration or addition, achieve its original purpose, and

         (b) the Committee shall act fairly and reasonably in making the alteration or addition.

9.7 As soon as reasonably practicable after making any alteration or addition under Rule 9.2, the Committee shall give notice in writing to any Option-holder affected thereby and, if the alteration or addition relates to Part B of this Plan and is made at a time when Part B of this Plan is then approved by the Inland Revenue under Schedule 9 to the Inland Revenue.

9.8 Any reference in this Rule 9 to a special term is a reference to any additional (but not alternative) conditions and limitations specified by the Committee as mentioned in Rule 5.5 above.

10.      NOTICES

10.1 All Option-holders shall be entitled while they have subsisting rights under the Plan to receive copies of all notices and other documents sent by the Company to its shareholders.

10.2 Any notice or other document required to be given hereunder to any Option-holder shall be delivered to him or sent by post to him at his home address according to the records of the Company or such other address as may appear to the Company to be appropriate. Any notice or other document required to be given to the Company shall be delivered to the Secretary of the Company or sent by post to the Secretary of the Company at the registered office of the Company or such other office as may from time to time be notified by the Company. All notices given to the Company shall be deemed to have been given on the date of receipt by the Company or by any person for the time being authorized to receive such notices on its behalf. All notices given to Option-holders shall be deemed to have been given on the date of posting if sent by post (but only in the case of Option-holders outside the UK if sent by air mail) or the date of delivery if delivered.

                           DANKA BUSINESS SYSTEMS PLC
              INSTRUCTIONS TO THE BANK OF NEW YORK, AS DEPOSITARY
     (MUST BE RECEIVED PRIOR TO THE CLOSE OF BUSINESS ON OCTOBER 11, 1999)


         The undersigned Owner of American Depositary Receipts hereby requests and instructs The Bank of New York, as Depositary, to endeavor, insofar as practicable, to vote or cause to be voted the Deposited Securities represented by such Receipts registered in the name of the undersigned on the books of the Depositary as of the close of business on September 21, 1999 at the Annual General Meeting of Danka Business Systems PLC to be held in London, England, on October 18, 1999 in respect of the resolutions specified in the Notice of the Meeting.


NOTE:

         INSTRUCTIONS AS TO VOTING ON THE SPECIFIED RESOLUTIONS SHOULD BE INDICATED BY AN "X" IN THE APPROPRIATE BOX. THE DEPOSITARY SHALL NOT VOTE OR ATTEMPT TO EXERCISE THE RIGHT TO VOTE THAT ATTACHES TO THE SHARES OR OTHER DEPOSITED SECURITIES OTHER THAN IN ACCORDANCE WITH SUCH INSTRUCTIONS. IF THE DEPOSITARY DOES NOT RECEIVE INSTRUCTIONS FROM THE OWNER OF AMERICAN DEPOSITARY RECEIPTS, THE DEPOSITARY SHALL GIVE DISCRETIONARY PROXY FOR THE SHARES EVIDENCED BY SUCH RECEIPT TO A PERSON DESIGNATED BY THE ISSUER.


                                       DANKA BUSINESS SYSTEMS PLC
                                       P.O. BOX 11124
                                       NEW YORK, NY 10203-0124












          (CONTINUED AND TO BE DATED AND SIGNED ON THE REVERSE SIDE.)


Resolutions:

1. To re-elect Mr. David W.    2.  To re-elect Mr. Larry K.    3.  To re-elect Mr. Brian L.       4.  To re-elect Mr. Michael B.
   Kendall as a Director.          Switzer as a Director.          Merriman as a Director.            Gifford as a Director.

   FOR       AGAINST               FOR       AGAINST               FOR       AGAINST                  FOR       AGAINST
   [ ]         [ ]                 [ ]         [ ]                 [ ]         [ ]                    [ ]         [ ]



5. To re-elect Richard C.      6.  To re-elect C. Anthony      7.  To re-appoint the auditors     8.  To empower the Board of
   Lappin as a Director.           Wainright as a Director.        and authorize the Board of         Directors to allot securities
                                                                   Directors to fix their             up to an aggregate nominal
   FOR       AGAINST               FOR       AGAINST               remuneration.                      amount of (pound)950,282.
   [ ]         [ ]                 [ ]         [ ]
                                                                   FOR       AGAINST                  FOR       AGAINST
                                                                   [ ]         [ ]                    [ ]         [ ]

9. Special Resolution: To      10. Special Resolution: To      11. To approve the amendments      12. To approve the Danka 1999
   empower the Board of            authorize the Company to        to the Danka Corporation           Share Option Plan
   Directors to allot              buy back up to 15% of its       401(k) Profit Sharing
   securities subject to           issued shared capital.          Plan.                              FOR       AGAINST
   certain limitations                                                                                [ ]         [ ]
   without providing certain       FOR       AGAINST               FOR       AGAINST
   pre-emptive rights.             [ ]         [ ]                 [ ]         [ ]

   FOR       AGAINST
   [ ]         [ ]
                                                                                                Change of Address Mark Here   [ ]

                                                                                                The Voting Instructions must be
                                                                                                signed by the person in whose name
                                                                                                the relevant Receipt is registered
                                                                                                on the books of the Depositary. In
                                                                                                the case of a Corporation, the
                                                             Please Mark, Sign, Date and        Voting Instructions must be
                                                             Return the Voting Instruction      executed by a duly authorized
                                                             Card Promptly Using the Enclosed   Officer or Attorney. In the case
                                                             Envelope.                          of joint holders, the signature of
                                                                                                any one will suffice.

                                                             VOTES MUST BE INDICATED (X) IN
                                                             BLACK OR BLUE INK.                  Dated ______________________, 1999


                                                                                                -----------------------------------
                                                                                                             Signature
